UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4257

DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS Bond VIP DWS Growth & Income VIP DWS Capital Growth VIP DWS Global Opportunities VIP DWS International VIP DWS Health Care VIP

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

click here DWS Bond VIP

click here DWS Growth & Income VIP

click here DWS Capital Growth VIP

click here DWS Global Opportunities VIP

click here DWS International VIP

click here DWS Health Care VIP

click here Notes to Financial Statements

click here Report of Independent Registerd Public Accounting Firm click here Tax Information

click here Proxy Voting

click here Investment Management Agreement Approval

click here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Performance Summary December 31, 2006

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,472	$11,322	$12,806	$17,242
	Average annual total return	4.72%	4.23%	5.07%	5.60%
Lehman Brothers Aggregate Bond Index	Growth of $10,000	$10,433	$11,150	$12,798	$18,313
	Average annual total return	4.33%	3.70%	5.06%	6.24%
DWS Bond VIP				1-Year	Life of Class*
Class B	Growth of $10,000			$10,433	$10,569
	Average annual total return			4.33%	3.39%
Lehman Brothers Aggregate Bond Index	Growth of $10,000			$10,433	$10,595
	Average annual total return			4.33%	3.53%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 2, 2005. Index returns began on April 30, 2005.

Information About Your Portfolio's Expenses

DWS Bond VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,052.40	$ 1,051.00
Expenses Paid per $1,000*	$ 3.05	$ 5.07
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,022.23	$ 1,020.27
Expenses Paid per $1,000*	$ 3.01	$ 4.99
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Bond VIP	.59%	.98%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Bond VIP

The year 2006 was a tale of two halves. After rising an average of 0.73% along the yield curve during the first half of 2006, Treasury yields dropped roughly 0.39% across all maturities during the latter half. The benchmark 10-year Treasury yield ended at 4.70%. After 17 consecutive rate hikes, including four early in 2006, the US Federal Reserve Board (the Fed) left rates unchanged at its last four meetings. The pause in Fed tightening combined with generally tighter spreads to lift all non-Treasury sectors to positive returns.

During the 12-month period ended December 31, 2006, the Portfolio provided a total return of 4.72% (Class A shares, unadjusted for contract charges) compared with the 4.33% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

Security selection within the investment-grade corporate sector added value, particularly an overweight to BBB issues including the telecommunications and homebuilding sectors.1,2 Our holdings in the finance sector, which emphasize bank and insurance hybrid capital securities, also made a material contribution to returns. In the residential mortgage sector, our overweight helped returns. However, this was offset by the fact that our Portfolio is less sensitive to prepayment risk than the benchmark; interest rate volatility declined over the period, favoring more prepayment-sensitive issues.3 High-yield exposure had a large positive impact as spreads narrowed. Our holdings continue to emphasize the upper tier of the high-yield market, which dampened returns slightly as lower-rated securities performed better. Similar to high yield, the emerging-markets debt sector outperformed high-quality bonds by a wide margin. Thus, our exposure to the sector, along with good security selection within it, added to returns. International bonds added marginally to results. Currency management was a neutral factor with respect to performance for the full year.

The Portfolio's subadvisor is Aberdeen Asset Management, Inc. The following members of the management team handle the day-to-day operations of the high-yield and core bond, active fixed-income and high-yield portions of the Portfolio.

The following Portfolio Managers are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the Portfolio.
Senior Portfolio Managers:		Co-Managers:
Gary W. Bartlett, CFA Warren S. Davis, III Thomas J. Flaherty J. Christopher Gagnier	Daniel R. Taylor, CFA Timothy C. Vile, CFA William T. Lissenden	Brett Diment Annette Fraser Anthony Fletcher Nik Hart	Stephen Ilott Ian Winship Matthew Cobon

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.
2 The credit quality of a bond is an assessment of the likelihood that the issuer will default on scheduled payments of principal and interest.
3 Prepayment risk refers to the risk that loans that underly a mortgage-backed security will be refinanced, forcing holders of the security to reinvest the principal returned at a lower rate.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Bond VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Commercial and Non-Agency Mortgage-Backed Securities	29%	19%
Corporate Bonds	16%	17%
US Government Agency Sponsored Pass-Throughs	12%	7%
US Treasury Obligations	11%	18%
Collateralized Mortgage Obligations	11%	15%
Foreign Bonds — US$ Denominated	8%	8%
Municipal Bonds and Notes	5%	5%
Cash Equivalents	4%	3%
Asset Backed	3%	7%
Foreign Bonds — Non US$ Denominated	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/06	12/31/05

US Government & Treasury Obligations	34%	40%
AAA*	36%	32%
AA	—	2%
A	6%	7%
BBB	14%	12%
BB or Below	10%	7%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/06	12/31/05

Under 1 year	9%	10%
1-4.99 years	35%	33%
5-9.99 years	39%	39%
10-14.99 years	7%	7%
15+ years	10%	11%
	100%	100%
* Category includes cash equivalents

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 7. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 16.3%
Consumer Discretionary 3.1%
Avis Budget Car Rental LLC, 144A, 7.625%, 5/15/2014	329,000	320,776
Boyd Gaming Corp., 7.125%, 2/1/2016	140,000	139,300
Caesars Entertainment, Inc.:
7.875%, 3/15/2010 (b)	248,000	258,540
8.125%, 5/15/2011 (b)	165,000	172,631
Comcast Cable Holdings LLC:
7.125%, 2/15/2028	34,000	36,292
10.125%, 4/15/2022	168,000	224,209
Comcast Corp., 5.875%, 2/15/2018	231,000	228,518
DaimlerChrysler NA Holding Corp., Series E, 5.901%*, 10/31/2008	801,000	804,101
Dex Media East LLC/Financial, 12.125%, 11/15/2012	132,000	145,365
EchoStar DBS Corp., 7.0%, 10/1/2013	210,000	209,738
INVISTA, 144A, 9.25%, 5/1/2012	513,000	550,192
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	79,000	79,988
MGM MIRAGE:
6.75%, 4/1/2013	230,000	224,825
6.875%, 4/1/2016	105,000	100,800
7.625%, 1/15/2017	35,000	35,088
Service Corp. International:
7.375%, 10/1/2014	79,000	82,555
7.625%, 10/1/2018	26,000	27,560
TCI Communications, Inc., 8.75%, 8/1/2015	608,000	719,133
Time Warner, Inc.:
7.57%, 2/1/2024	135,000	148,356
7.625%, 4/15/2031	280,000	312,805
7.7%, 5/1/2032	387,000	436,649
United Auto Group, Inc., 144A, 7.75%, 12/15/2016	175,000	175,875
Viacom, Inc.:
5.75%, 4/30/2011	458,000	458,234
6.875%, 4/30/2036	879,000	869,049
		6,760,579
Consumer Staples 0.7%
Allied Waste North America, Inc., 6.5%, 11/15/2010	325,000	325,813
Constellation Brands, Inc., 7.25%, 9/1/2016	331,000	340,102
Dean Foods Co., 7.0%, 6/1/2016	518,000	523,180
SUPERVALU, Inc., 7.5%, 11/15/2014	329,000	343,049
		1,532,144
Energy 1.5%
Berry Petroleum Co., 8.25%, 11/1/2016	218,000	218,272
Chesapeake Energy Corp.:
6.375%, 6/15/2015	133,000	131,670
6.875%, 1/15/2016	128,000	129,120
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	35,000	35,875
	Principal Amount ($)(a)	Value ($)

Constellation Energy Group, 7.6%, 4/1/2032	205,000	239,446
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015 (b)	125,000	117,865
Series B, 6.375%, 2/1/2013 (b)	280,000	287,670
7.5%, 2/1/2011	347,000	370,055
8.375%, 8/1/2066	458,000	496,108
Peabody Energy Corp., 7.375%, 11/1/2016	103,000	109,695
Sempra Energy, 4.621%, 5/17/2007	760,000	757,101
Southern Natural Gas, 8.875%, 3/15/2010	30,000	31,473
Southern Union Co., 7.2%, 11/1/2066	321,000	316,429
Williams Companies, Inc.:
8.125%, 3/15/2012	45,000	48,712
8.75%, 3/15/2032	20,000	22,600
		3,312,091
Financials 4.3%
American General Finance Corp., Series I, 4.875%, 5/15/2010 (b)	105,000	103,832
Arch Western Finance, 6.75%, 7/1/2013	230,000	228,275
ComEd Financing III, 6.35%, 3/15/2033	172,000	147,437
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	600,000	722,671
Erac USA Finance Co.:
144A, 5.6%, 5/1/2015	455,000	451,652
144A, 8.0%, 1/15/2011	330,000	359,870
ERP Operating LP, 6.95%, 3/2/2011	75,000	79,419
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	385,000	394,258
Ford Motor Credit Co., 8.11%*, 1/13/2012	320,000	317,094
GMAC LLC, 6.0%, 12/15/2011	370,000	368,390
Idearc, Inc., 144A, 8.0%, 11/15/2016	295,000	299,425
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	210,000	204,842
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	955,000	988,464
Nelnet, Inc., 7.4%, 9/29/2036	365,000	375,862
NLV Financial Corp., 144A, 6.5%, 3/15/2035	734,000	709,633
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	57,000	62,130
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	1,010,000	1,009,408
Suntrust Preferred Capital I, 5.853%, 12/15/2011	221,000	222,687
United Dominion Realty Trust, Inc., Series E, (REIT), 3.9%, 3/15/2010	245,000	236,503
Wachovia Capital Trust III, 5.8%, 3/15/2042	1,195,000	1,204,865
ZFS Finance USA Trust I, 144A, 6.15%, 12/15/2065	1,080,000	1,095,995
		9,582,712
Health Care 0.1%
HCA, Inc., 7.875%, 2/1/2011	165,000	165,412
	Principal Amount ($)(a)	Value ($)

Industrials 1.0%
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	232,169	250,742
Arizona Public Service Co., 5.625%, 5/15/2033	550,000	498,917
Corrections Corp. of America, 6.75%, 1/31/2014	73,000	73,730
D.R. Horton, Inc., 5.375%, 6/15/2012	155,000	149,916
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/2017 (b)	397,000	422,805
Northwest Pipelines Corp., 7.0%, 6/15/2016	57,000	59,565
SemGroup LP, 144A, 8.75%, 11/15/2015	318,000	319,590
Williams Partners LP, 144A, 7.25%, 2/1/2017	35,000	35,700
Xerox Corp.:
6.75%, 2/1/2017	460,000	480,700
7.125%, 6/15/2010	31,000	32,550
		2,324,215
Information Technology 0.1%
Freescale Semiconductor, Inc.:
144A, 8.875%, 12/15/2014	80,000	79,700
144A, 9.244%*, 12/15/2014	160,000	158,600
		238,300
Materials 0.8%
Berry Plastics Holding Corp., 144A, 8.875%, 9/15/2014	135,000	137,025
Chemtura Corp., 6.875%, 6/1/2016	483,000	464,887
Lyondell Chemical Co.:
8.0%, 9/15/2014	261,000	270,788
8.25%, 9/15/2016	96,000	100,800
10.5%, 6/1/2013	55,000	60,500
Momentive Performance, 144A, 9.75%, 12/1/2014	220,000	220,000
Peabody Energy Corp., Series B, 6.875%, 3/15/2013	5,000	5,125
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	8
The Mosaic Co.:
144A, 7.375%, 12/1/2014	137,000	140,596
144A, 7.625%, 12/1/2016	32,000	33,160
Westlake Chemical Corp., 6.625%, 1/15/2016	289,000	279,607
		1,712,496
Telecommunication Services 0.9%
Citizens Communications Co.:
144A, 7.875%, 1/15/2027	55,000	55,550
9.0%, 8/15/2031	217,000	235,445
Embarq Corp., 7.995%, 6/1/2036	572,000	595,238
Sprint Nextel Corp., 6.0%, 12/1/2016	615,000	599,396
US Unwired, Inc., Series B, 10.0%, 6/15/2012	480,000	528,000
		2,013,629
Utilities 3.8%
AES Corp., 144A, 8.75%, 5/15/2013	70,000	74,987
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	365,000	400,587
Baltimore Gas & Electric Co., 144A, 6.35%, 10/1/2036	260,000	265,414
	Principal Amount ($)(a)	Value ($)

CC Funding Trust I, 6.9%, 2/16/2007	758,000	758,919
CMS Energy Corp., 8.5%, 4/15/2011	35,000	38,063
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	550,000	560,838
Consumers Energy Co., Series F, 4.0%, 5/15/2010	980,000	936,722
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	330,000	331,512
7.5%, 6/30/2066	955,000	1,026,859
Edison Mission Energy, 7.75%, 6/15/2016	208,000	220,480
Energy East Corp., 6.75%, 7/15/2036	545,000	575,026
Entergy Louisiana LLC, 6.3%, 9/1/2035	140,000	137,815
Entergy Mississippi, Inc., 5.92%, 2/1/2016	225,000	222,876
FPL Energy National Wind, 144A, 5.608%, 3/10/2024	526,942	517,073
Mirant Mid Atlantic LLC, Series A, 8.625%, 6/30/2012	126,757	134,046
Mission Energy Holding Co., 13.5%, 7/15/2008	120,000	132,300
Nevada Power Co., 9.0%, 8/15/2013	35,000	37,798
NRG Energy, Inc.:
7.25%, 2/1/2014	75,000	75,562
7.375%, 2/1/2016	90,000	90,450
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	315,000	333,780
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	64,000	70,080
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	230,000	230,575
Sierra Pacific Resources:
6.75%, 8/15/2017	15,000	14,712
8.625%, 3/15/2014 (b)	10,000	10,737
TXU Corp., 7.48%, 1/1/2017	616,000	632,823
WPS Resources Corp., 6.11%, 12/1/2066	440,000	436,814
		8,266,848
Total Corporate Bonds (Cost $35,727,974)		35,908,426

Foreign Bonds — US$ Denominated 8.3%
Consumer Discretionary 0.0%
Shaw Communications, Inc., 8.25%, 4/11/2010	10,000	10,625
Energy 0.2%
GAZ Capital (Gazprom), 144A, 6.212%, 11/22/2016	319,000	321,233
Financials 5.2%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	475,000	472,492
Axa, 144A, 6.379%, 12/14/2049	500,000	493,681
Banco Do Estado de Sao Paulo, 144A, 8.7%, 9/20/2049	135,000	143,977
Banco Mercantil del Norte SA, Series A, 144A, 6.862%, 10/13/2021	362,000	365,899
Banque Centrale de Tunisie, 8.25%, 9/19/2027	80,000	98,560
	Principal Amount ($)(a)	Value ($)

ChinaTrust Commercial Bank, 144A, 5.625%, 12/29/2049	535,000	518,886
Corp. Andina de Fomento, 5.75%, 1/12/2017 (b)	305,000	306,425
DBS Capital Funding Corp., Series A, 144A, 7.657%, 3/31/2049	337,000	362,424
Kazakhstan Temir Zholy, 7.0%, 5/11/2016	250,000	261,075
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,330,000	1,312,923
Mizuho Financial Group (Cayman), 8.375%, 12/29/2049	1,100,000	1,162,260
MUFG Capital Finance 1 Ltd., 6.346%, 7/29/2049	1,575,000	1,598,449
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	1,505,000	1,556,847
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	355,000	393,282
SMFG Preferred Capital, 144A, 6.078%, 1/29/2049	1,100,000	1,088,065
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	425,000	440,380
Sumitomo Mitsui Banking Corp., 144A, 5.625%, 7/29/2049	910,000	889,560
		11,465,185
Industrials 0.2%
Kansas CIty Southern de Mexico:
144A, 7.625%, 12/1/2013	162,000	162,000
9.375%, 5/1/2012	289,000	308,508
12.5%, 6/15/2012	30,000	32,400
		502,908
Information Technology 0.1%
Seagate Technology HDD Holdings:
6.375%, 10/1/2011	95,000	95,000
6.8%, 10/1/2016	145,000	145,725
		240,725
Materials 0.3%
Celulosa Arauco y Constitucion SA:
5.125%, 7/9/2013	274,000	264,834
5.625%, 4/20/2015	385,000	378,394
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	85,000	84,774
		728,002
Sovereign Bonds 0.9%
Dominican Republic, Series REG S, 8.625%, 4/20/2027 (PIK)	100,000	115,500
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	100,000	107,640
Republic of Argentina:
GDP Linked Note, 12/15/2035	447,062	59,459
8.28%, 12/31/2033	193,201	210,106
Republic of Colombia, 7.375%, 1/27/2017	100,000	107,500
Republic of El Salvador, Series REG S, 7.65%, 6/15/2035	130,000	147,225
Republic of Pakistan, Series REG S, 7.875%, 3/31/2036	100,000	108,670
Republic of Panama:
6.7%, 1/26/2036	20,000	20,800
7.125%, 1/29/2026	160,000	172,800
Republic of Turkey, 6.875%, 3/17/2036	180,000	171,900
	Principal Amount ($)(a)	Value ($)

Republic of Venezuela, 7.65%, 4/21/2025	240,000	260,160
Russian Federation, Series REG S, 12.75%, 6/24/2028	50,000	90,511
State of Qatar, Series REG S, 9.75%, 6/15/2030	220,000	328,064
United Mexican States, 8.3%, 8/15/2031	60,000	76,710
		1,977,045
Telecommunication Services 1.4%
Mobifon Holdings BV, 12.5%, 7/31/2010	60,000	66,301
Nordic Telephone Co. Holdings, 144A, 8.875%, 5/1/2016	182,000	194,740
Telecom Italia Capital:
4.0%, 1/15/2010	175,000	167,106
4.95%, 9/30/2014	370,000	342,784
5.25%, 11/15/2013	549,000	523,465
Telefonica Europe BV, 7.75%, 9/15/2010	1,527,000	1,640,064
		2,934,460
Total Foreign Bonds — US$ Denominated (Cost $17,954,436)		18,180,183

Foreign Bonds — Non US$ Denominated 1.5%
Financials 0.1%
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 RUB	4,450,987	174,655
Sovereign Bonds 1.4%
Central Bank of Argentina, 2.0%, 2/4/2018 ARS	200,000	95,876
Government of Indonesia:
Series FR-23, 11.0%, 12/15/2012 IDR	800,000,000	94,468
Series FR-26, 11.0%, 10/15/2014 IDR	1,547,000,000	178,636
Series FR-33, 12.5%, 3/15/2013 IDR	600,000,000	74,887
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	570,000	163,889
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	12,030,000	1,150,105
Series M, 9.0%, 12/22/2011 MXN	2,650,000	262,302
Republic of Argentina:
GDP Linked Note, 12/15/2035 ARS	1,246,290	47,960
5.83%, 12/31/2033 (PIK) ARS	220,000	105,116
Republic of Egypt:
Series 364, Treasury Bill, 8.69%, 4/3/2007** EGP	1,500,000	256,546
Series 182, Treasury Bill, 9.834%, 4/10/2007** EGP	600,000	102,430
Republic of Peru, 8.2%, 8/12/2026 PEN	550,000	201,319
Republic of Turkey:
14.0%, 1/19/2011 TRY	410,000	254,317
15.0%, 2/10/2010 TRY	130,000	81,967
		3,069,818
Total Foreign Bonds — Non US$ Denominated (Cost $3,016,083)		3,244,473
	Principal Amount ($)(a)	Value ($)

Asset Backed 2.8%
Automobile Receivables 0.1%
Drive Auto Receivables Trust, "A2", Series 2005-2, 144A, 4.12%, 1/15/2010	262,901	261,432
Home Equity Loans 2.7%
Household Home Equity Loan Trust, "A1F", Series 2006-3, 5.98%, 3/20/2036	1,289,297	1,288,355
Merrill Lynch Mortgage Investors Trust, "A1A", Series 2005-NCB, 5.451%, 7/25/2036	171,259	170,546
New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	1,113,272	1,103,811
Option One Mortgage Loan Trust, "2A1", Series 2006-3, 5.36%*, 2/25/2037	1,366,337	1,366,251
Renaissance Home Equity Loan Trust, "AF3", Series 2004-2, 4.464%, 7/25/2034	363,861	361,965
Residential Asset Mortgage Products, Inc.:
"A3", Series 2003-RZ4, 3.38%, 2/25/2030	6,892	6,867
"AI3", Series 2004-RS4, 4.003%, 1/25/2030	183,159	182,310
Terwin Mortgage Trust, "AF2", Series 2005-14HE, 4.849%, 8/25/2036	1,525,000	1,507,391
		5,987,496
Total Asset Backed (Cost $6,276,083)		6,248,928
	Shares	Value ($)

Preferred Stocks 0.1%
Arch Capital Group Ltd., 8.0% (Cost $106,004)	4,202	111,484

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc. Series AI, 144A, 9.75%, (PIK) (Cost $7,000)	1	4,550
	Principal Amount ($)(a)	Value ($)

US Government Agency Sponsored Pass-Throughs 12.5%
Federal Home Loan Mortgage Corp., 5.5%, with various maturities from 11/15/2016 until 8/1/2024	2,133,557	2,128,616
Federal National Mortgage Association:
4.5%, with various maturities from 5/1/2019 until 6/1/2034	3,596,893	3,429,891
5.0%, with various maturities from 3/1/2025 until 5/1/2034	3,699,052	3,586,581
5.5%, with various maturities from 1/1/2025 until 4/1/2036	6,848,656	6,782,944
6.0%, with various maturities from 6/1/2017 until 3/1/2025 (g)	2,718,508	2,754,625
	Principal Amount ($)(a)	Value ($)

6.31%, 6/1/2008	1,700,000	1,707,448
6.5%, with various maturities from 3/1/2017 until 9/1/2036	5,934,870	6,048,854
7.0%, 8/1/2036	1,007,748	1,034,412
8.0%, 9/1/2015	45,492	47,837
Total US Government Agency Sponsored Pass-Throughs (Cost $27,641,989)		27,521,208

Commercial and Non-Agency Mortgage-Backed Securities 28.2%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.425%*, 1/25/2036	820,000	808,401
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	1,050,000	1,039,512
Banc of America Commercial Mortgage, Inc., "A4", Series 2005-5, 5.115%, 10/10/2045	1,465,000	1,442,883
Banc of America Mortgage Securities, "1A20", Series 2005-3, 5.5%, 4/25/2035	1,095,000	1,091,128
Bear Stearns Adjustable Rate Mortgage Trust:
"2A1", Series 2004-12, 4.462%*, 2/25/2035	874,791	863,451
"2A2", Series 2005-4, 4.567%*, 8/25/2035	950,000	928,786
"A1", Series 2006-1, 4.625%*, 2/25/2036	2,857,060	2,807,112
Chase Commercial Mortgage Securities Corp., Class "A2", Series 1998-2, 6.39%, 11/18/2030	942,330	955,653
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.271%*, 12/25/2035	1,462,927	1,450,207
Citigroup Commercial Mortgage Trust, "ASB", Series 2006-C4, 5.72%*, 3/15/2049	930,000	953,100
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.548%*, 3/25/2036	1,298,776	1,297,549
"1A3A", Series 2006-AR5, 5.94%*, 7/25/2036	864,649	873,181
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	756,648	770,599
CitiMortgage Alternative Loan Trust, "A1", Series 2006-A2, 6.0%, 5/25/2036	1,246,011	1,254,283
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	494,506	484,717
"A1", Series 2004-1T1, 5.0%, 2/25/2034	527,822	521,219
"A2", Series 2002-18, 5.25%, 2/25/2033	882,659	876,085
"A2", Series 2003-21T1, 5.25%, 12/25/2033	720,064	713,022
"A2", Series 2004-1T1, 5.5%, 2/25/2034	350,546	348,678
"4A3", Series 2005-43, 5.742%*, 10/25/2035	580,560	577,234
"A1", Series 2004-35T2, 6.0%, 2/25/2035	582,557	582,409
	Principal Amount ($)(a)	Value ($)

Countrywide Home Loans:
"2A2C", Series 2006-HYB1, 5.271%*, 3/20/2036	930,000	926,805
"2A1", Series 2006-HYB1, 5.391%*, 3/20/2036	766,024	765,024
"A1", Series 2005-29, 5.75%, 12/25/2035	1,284,580	1,276,591
"A2", Series 2006-1, 6.0%, 3/25/2036	1,016,071	1,016,184
CS First Boston Mortgage Securities Corp.:
"A2", Series 1998-C2, 6.3%, 11/15/2030	899,392	911,685
"A3", Series 1997-C2, 6.55%, 1/17/2035	913,737	919,983
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	914,071	920,116
First Horizon Alternative Mortgage Securities, "1A18", Series 2005-FA8, 5.5%, 11/25/2035	950,000	945,122
GMAC Mortgage Corp. Loan Trust:
"A15", Series 2004-J1, 5.25%, 4/25/2034	591,602	588,393
"A1", Series 2006-J1, 5.75%, 4/25/2036	1,334,337	1,336,701
Greenwich Capital Commercial Funding Corp., "AAB", Series 2006-GG7, 5.912%*, 7/10/2038	590,000	612,522
GS Mortgage Securities Corp. II, "A4", Series 2005-GG4, 4.761%, 7/10/2039	1,500,000	1,442,896
GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.551%*, 9/25/2035	845,000	829,281
Indymac Inda Mortgage Loan Trust, Class "2A1", Series 2005-AR2, 5.0%*, 1/25/2036	1,097,459	1,084,665
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A3A1", Series 2005-LDP4, 4.871%, 10/15/2042	1,470,000	1,444,971
"A4", Series 2005-LDP5, 5.179%*, 12/15/2044	690,000	687,481
JPMorgan Mortgage Trust:
"7A1", Series 2006-A3, 4.581%*, 4/25/2035	1,345,431	1,322,510
"2A4", Series 2006-A2, 5.766%*, 4/25/2036	1,420,000	1,440,524
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	1,007,698	1,000,457
"5A1", Series 2005-2, 6.5%, 12/25/2034	147,410	148,930
"8A1", Series 2004-3, 7.0%, 4/25/2034	56,858	56,919
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	594,702	582,436
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	105,000	102,147
Morgan Stanley Capital I, "F", Series 1998-HF1, 144A, 7.18%, 3/15/2030	925,000	940,046
RAAC Series, "2A5", Series 2005-SP1, 5.25%, 9/25/2034	1,150,000	1,145,530
	Principal Amount ($)(a)	Value ($)

Residential Accredit Loans, Inc.:
"CB", Series 2004-QS2, 5.75%, 2/25/2034	651,783	646,080
"A2", Series 2006-QS4, 6.0%, 4/25/2036	1,384,823	1,387,871
Residential Asset Mortgage Products, Inc., "A4", Series 2003-RZ4, 4.04%, 12/25/2030	990,000	982,519
Structured Adjustable Rate Mortgage Loan Trust:
"5A1", Series 2006-1, 5.25%, 2/25/2036	999,255	992,466
"6A3", Series 2005-21, 5.4%, 11/25/2035	740,000	724,104
"5A1", Series 2005-18, 5.558%*, 9/25/2035	623,773	622,717
"7A4", Series 2006-1, 5.62%, 2/25/2036	930,000	923,532
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	5,798	5,810
Wachovia Bank Commercial Mortgage Trust, "AMFX", Series 2005-C20, 5.179%, 7/15/2042	1,550,000	1,531,129
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.158%*, 10/20/2035	1,272,150	1,259,466
Washington Mutual:
"2A1", Series 2002-S8, 4.5%, 1/25/2018	106,399	105,763
"A1", Series 2005-AR3, 4.641%*, 3/25/2035	543,816	537,161
"1A3", Series 2005-AR16, 5.113%*, 12/25/2035	825,000	820,539
"1A1", Series 2006-AR18, 5.372%, 1/25/2037	1,655,000	1,653,769
Wells Fargo Mortgage Backed Securities Trust:
"B1", Series 2005-AR12, 4.326%*, 7/25/2035	764,347	740,306
"2A5", Series 2006-AR2, 5.088%*, 3/25/2036	3,036,565	3,018,281
"A4", Series 2005-AR14, 5.387%*, 8/25/2035	945,000	929,877
"2A5", Series 2006-AR1, 5.561%*, 3/25/2036	935,000	928,601
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,003,416	1,004,890
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $61,864,553)		61,902,009

Collateralized Mortgage Obligations 10.5%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	380,102	381,521
Federal Home Loan Mortgage Corp.:
"KB", Series 2552, 4.25%, 6/15/2027	666,523	660,476
"WJ", Series 2557, 5.0%, 7/15/2014	738,854	734,919
"PE", Series 2721, 5.0%, 1/15/2023	2,425,000	2,327,907
"EW", Series 2545, 5.0%, 3/15/2029	534,558	530,364
"PD", Series 2844, 5.0%, 12/15/2032	1,580,000	1,520,201
	Principal Amount ($)(a)	Value ($)

"EG", Series 2836, 5.0%, 12/15/2032	1,580,000	1,521,231
"PD", Series 2783, 5.0%, 1/15/2033	761,000	732,644
"TE", Series 2780, 5.0%, 1/15/2033	1,150,000	1,108,549
"NE", Series 2802, 5.0%, 2/15/2033	1,580,000	1,522,670
"PD", Series 2893, 5.0%, 2/15/2033	800,000	768,501
"OG", Series 2889, 5.0%, 5/15/2033	685,000	658,722
"PE", Series 2898, 5.0%, 5/15/2033	335,000	321,490
"ND", Series 2950, 5.0%, 6/15/2033	1,140,000	1,091,497
"BG", Series 2869, 5.0%, 7/15/2033	185,000	177,803
"PD", Series 2939, 5.0%, 7/15/2033	535,000	512,767
"KD", Series 2915, 5.0%, 9/15/2033	1,140,000	1,093,876
"HD", Series 3056, 5.0%, 2/15/2034	845,000	806,187
"KG", Series 2987, 5.0%, 12/15/2034	1,470,000	1,405,343
"CH", Series 2390, 5.5%, 12/15/2016	200,000	199,643
"PE", Series 2522, 5.5%, 3/15/2022	950,000	950,326
Federal National Mortgage Association:
"PE", Series 2005-44, 5.0%, 7/25/2033	300,000	286,926
"ME", Series 2005-14, 5.0%, 10/25/2033	1,525,000	1,457,536
"EG", Series 2005-22, 5.0%, 11/25/2033	750,000	717,079
"OG", Series 2001-69, 5.5%, 12/25/2016	750,000	751,637
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	501,184
"QC", Series 2002-11, 5.5%, 3/25/2017	290,000	290,465
"VD", Series 2002-56, 6.0%, 4/25/2020	33,235	33,170
"ZQ", G92-9, 7.0%, 12/25/2021	114,456	115,346
Total Collateralized Mortgage Obligations (Cost $23,516,417)		23,179,980

Municipal Bonds and Notes 4.6%
Gainesville, FL, Post-Employment Benefits Obligation Revenue, Retiree Health Care Plan, 4.6%, 10/1/2012 (c)	630,000	614,017
Georgia, Winder-Barrow Industrial Building Authority Revenue, Barrow County Economic Development, 5.65%, 10/1/2015 (c)	465,000	475,490
Hoboken, NJ, Core City General Obligation, 6.5%, 4/1/2026 (c)	1,900,000	2,110,710
	Principal Amount ($)(a)	Value ($)

Jicarilla, NM, Apache Nation Revenue, 144A, 3.85%, 12/1/2008	680,000	662,782
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	670,000	657,397
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, Series B, 4.99%, 12/1/2012 (c)	680,000	674,002
Pittburgh, PA, Taxable General Obligation, Series A, 5.41%, 9/1/2007 (c)	1,240,000	1,239,950
Trenton, NJ, Core City General Obligation, School District Revenue, 4.7%, 4/1/2013 (c)	745,000	723,023
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	940,000	926,840
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	1,420,000	1,408,186
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (c)	550,000	520,735
Total Municipal Bonds and Notes (Cost $9,886,921)		10,013,132

US Treasury Obligations 11.1%
US Treasury Bonds:
6.0%, 2/15/2026 (b)	9,315,000	10,564,523
6.875%, 8/15/2025 (b)	129,000	159,698
7.5%, 11/15/2016	890,000	1,081,489
8.125%, 8/15/2019 (b)	6,750,000	8,818,767
US Treasury Notes:
2.25%, 2/15/2007	485,000	483,367
3.25%, 8/15/2007 (b)	2,781,000	2,750,910
4.25%, 8/15/2013	430,000	419,216
4.25%, 11/15/2014 (b)	60,000	58,205
Total US Treasury Obligations (Cost $24,807,759)		24,336,175
	Shares	Value ($)

Securities Lending Collateral 7.9%
Daily Assets Fund Institutional, 5.34% (d) (e) (Cost $17,391,458)	17,391,458	17,391,458

Cash Equivalents 3.5%
Cash Management QP Trust, 5.46% (f) (Cost $7,602,306)	7,602,306	7,602,306
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $235,798,983)+	107.3	235,644,312
Other Assets and Liabilities, Net	(7.3)	(16,036,701)
Net Assets	100.0	219,607,611
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2006.
** Bond equivalent yield to maturity; not a coupon rate.
+ The cost for federal income tax purposes was $235,835,555. At December 31, 2006, net unrealized depreciation for all securities based on tax cost was $191,243. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,778,596 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,969,839.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $16,685,991 which is 7.6% of net assets.
(c) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.3
CIFG Assurance Corp.	0.5
Financial Guaranty Insurance Co.	0.3
Financial Security Assurance, Inc.	1.0
MBIA Corp.	1.6
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

As of December 31, 2006, the Portfolio entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CAD	1,810,000	USD	1,604,254	1/25/2007	50,962
CLP	290,000,000	USD	549,763	1/25/2007	4,975
JPY	130,000,000	USD	1,105,197	1/25/2007	12,806
USD	81,155	BRL	177,000	1/25/2007	1,288
USD	173,429	BRL	374,000	1/25/2007	774
USD	1,178,076	CHF	1,450,000	1/25/2007	14,775
USD	1,119,989	EUR	853,000	1/25/2007	7,456
USD	1,661,571	EUR	1,260,000	1/25/2007	3,823
USD	553,244	GBP	286,000	1/25/2007	6,844
USD	1,019,820	NOK	6,720,000	1/25/2007	59,245
USD	158,908	ZAR	1,237,000	1/25/2007	16,945
USD	5,011	ZAR	39,000	1/25/2007	533
Total net unrealized appreciation					180,426
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CHF	1,421,000	USD	1,129,544	1/25/2007	(39,450)
EUR	860,000	USD	1,095,737	1/25/2007	(40,960)
GBP	900,000	USD	1,686,636	1/25/2007	(75,880)
IDR	908,000,000	USD	97,719	1/25/2007	(3,244)
MXN	2,360,000	USD	217,306	1/25/2007	(911)
MXN	11,945,000	USD	1,099,884	1/25/2007	(4,609)
NZD	829,566	AUD	722,000	1/25/2007	(14,043)
NZD	829,249	AUD	722,000	1/25/2007	(13,820)
TRY	81,000	USD	53,334	1/25/2007	(3,326)
TRY	190,000	USD	125,632	1/25/2007	(7,274)
USD	1,115,095	JPY	128,000,000	1/25/2007	(35,767)
USD	170,000	KZT	21,564,500	1/25/2007	(11)
USD	82,003	UAH	416,000	3/1/2007	(138)
ZAR	1,276,000	USD	172,579	1/25/2007	(8,818)
Total net unrealized depreciation					(248,251)
Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollars
CHF Swiss Franc
CLP Chilian Peso
EGP Egyptian Pound
EUR Euro
GBP Great British Pound
IDR Indonesian Rupiah
JPY Japanese Yen
KZT Kazakhstan Tenge
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
NZD New Zealand Dollar
PEN Peruvian Nouveau Sol
RUB New Russian Ruble
TRY New Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar
ZAR South African Rand

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $210,805,219), including $16,685,991 of securities loaned	$ 210,650,548
Investment in Daily Assets Fund Institutional (cost $17,391,458)*	17,391,458
Investment in Cash Management QP Trust (cost $7,602,306)	7,602,306
Total investments in securities, at value (cost $235,798,983)	235,644,312
Foreign currency, at value (cost $93,150)	94,060
Interest receivable	2,095,424
Receivable for Portfolio shares sold	299,569
Foreign taxes recoverable	635
Net receivable on closed forward foreign currency exchange contracts	3,321
Unrealized appreciation on forward foreign currency exchange contracts	180,426
Due from Advisor	117,328
Other assets	4,358
Total assets	238,439,433
Liabilities
Due to custodian	4,803
Payable for investments purchased — mortgage dollar rolls	922,120
Payable for Portfolio shares redeemed	7,341
Payable upon return of securities loaned	17,391,458
Unrealized depreciation on forward foreign currency exchange contracts	248,251
Accrued management fee	81,693
Accrued distribution service fee (Class B)	276
Accrued shareholder service fee (Class B)	21
Other accrued expenses and payables	175,859
Total liabilities	18,831,822
Net assets, at value	$ 219,607,611
Net Assets
Net assets consist of: Undistributed net investment income	10,422,246
Net unrealized appreciation (depreciation) on: Investments	(154,671)
Foreign currency related transactions	(63,326)
Accumulated net realized gain (loss)	(1,796,685)
Paid-in capital	211,200,047
Net assets, at value	$ 219,607,611
Class A Net Asset Value, offering and redemption price per share ($218,218,105 ÷ 31,026,023 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.03
Class B Net Asset Value, offering and redemption price per share ($1,389,506 ÷ 198,161 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.01
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends	$ 10,098
Interest (net of foreign taxes withheld of $3,530)	11,288,296
Interest — Cash Management QP Trust	336,954
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	27,184
Total Income	11,662,532
Expenses: Management fee	910,424
Administration fee	126,522
Custodian and accounting fees	95,534
Distribution service fee (Class B)	2,561
Shareholder service fee (Class A)	193
Shareholder service fee (Class B)	21
Record keeping fee (Class B)	1,411
Auditing	43,984
Legal	24,104
Trustees' fees and expenses	10,536
Reports to shareholders and shareholder meeting	129,865
Other	70,443
Total expenses before expense reductions	1,415,598
Expense reductions	(93,020)
Total expenses after expense reductions	1,322,578
Net investment income	10,339,954
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,514,674)
Foreign currency related transactions	76,830
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
(1,437,844)
Net unrealized appreciation (depreciation) during the period on: Investments	1,205,839
Foreign currency related transactions	(78,080)
1,127,759
Net gain (loss) on investment transactions	(310,085)
Net increase (decrease) in net assets resulting from operations	$ 10,029,869

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 10,339,954	$ 7,479,327
Net realized gain (loss) on investment transactions	(1,437,844)	(119,069)
Net unrealized appreciation (depreciation) during the period on investment transactions	1,127,759	(2,521,110)
Net increase (decrease) in net assets resulting from operations	10,029,869	4,839,148
Distributions to shareholders from: Net investment income: Class A	(7,979,436)	(6,383,141)
Class B	(26,938)	—
Net realized gains: Class A	(254,695)	(1,627,075)
Class B	(953)	—
Portfolio share transactions: Class A Proceeds from shares sold	35,231,866	52,731,670
Reinvestment of distributions	8,234,131	8,010,216
Cost of shares redeemed	(35,894,600)	(25,921,871)
Net increase (decrease) in net assets from Class A share transactions	7,571,397	34,820,015
Class B Proceeds from shares sold	1,183,848	473,041*
Reinvestment of distributions	27,891	—
Cost of shares redeemed	(308,110)	(15,935)*
Net increase (decrease) in net assets from Class B share transactions	903,629	457,106*
Increase (decrease) in net assets	10,242,873	32,106,053
Net assets at beginning of period	209,364,738	177,258,685
Net assets at end of period (including undistributed net investment income of $10,422,246 and $8,003,780, respectively)	$ 219,607,611	$ 209,364,738
Other Information
Class A Shares outstanding at beginning of period	29,892,841	24,873,210
Shares sold	5,142,133	7,554,171
Shares issued to shareholders in reinvestment of distributions	1,234,502	1,165,970
Shares redeemed	(5,243,453)	(3,700,510)
Net increase (decrease) in Class A shares	1,133,182	5,019,631
Shares outstanding at end of period	31,026,023	29,892,841
Class B Shares outstanding at beginning of period	66,058	—
Shares sold	172,869	68,350*
Shares issued to shareholders in reinvestment of distributions	4,182	—
Shares redeemed	(44,948)	(2,292)*
Net increase (decrease) in Class B shares	132,103	66,058*
Shares outstanding at end of period	198,161	66,058
* For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 6.99	$ 7.13	$ 7.04	$ 6.98	$ 6.89
Income (loss) from investment operations: Net investment income[a]	.33	.29	.29	.26	.34
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.10)	.08	.09	.17
Total from investment operations	.32	.19	.37	.35	.51
Less distributions from: Net investment income	(.27)	(.26)	(.28)	(.29)	(.42)
Net realized gain on investment transactions	(.01)	(.07)	—	—	—
Total distributions	(.28)	(.33)	(.28)	(.29)	(.42)
Net asset value, end of period	$ 7.03	$ 6.99	$ 7.13	$ 7.04	$ 6.98
Total Return (%)	4.72[c]	2.60	5.38	5.06	7.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218	209	177	176	165
Ratio of expenses before expense reductions (%)	.66	.68	.60	.58	.55
Ratio of expenses after expense reductions (%)	.62	.68	.60	.58	.55
Ratio of net investment income (%)	4.82	4.11	4.18	3.78	5.03
Portfolio turnover rate (%)[b]	179	187	223	242	262
[a] Based on average shares outstanding during the period.
[b] The portfolio turnover rate including mortgage dollar roll transactions was 186%, 197%, 245%, 286% and 276% for the periods ended December 31, 2006, December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
[c] Total return would have been lower had certain expenses not been reduced.

Class B Years Ended December 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.97	$ 6.88
Income (loss) from investment operations: Net investment income[b]	.30	.18
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.09)
Total from investment operations	.29	.09
Less distributions from: Net investment income	(.24)	—
Net realized gain on investment transactions	(.01)	—
Total distributions	(.25)	—
Net asset value, end of period	$ 7.01	$ 6.97
Total Return (%)	4.33[d]	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.5
Ratio of expenses, before expense reductions (%)	1.04	1.04*
Ratio of expenses, after expense reductions (%)	.99	1.04*
Ratio of net investment income (%)	4.45	3.86*
Portfolio turnover rate (%)[c]	179	187
[a] For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 186% and 197% for the years ended December 31, 2006 and December 31, 2005, respectively.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Performance Summary December 31, 2006

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] S&P 500® Index [] Russell 1000 ® Index+

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,363	$13,276	$12,935	$16,619
	Average annual total return	13.63%	9.91%	5.28%	5.21%
S&P 500 Index	Growth of $10,000	$11,579	$13,470	$13,503	$22,447
	Average annual total return	15.79%	10.44%	6.19%	8.42%
Russell 1000 Index+	Growth of $10,000	$11,546	$13,669	$13,910	$22,914
	Average annual total return	15.46%	10.98%	6.82%	8.64%
DWS Growth & Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$11,328	$13,149	$12,745	$15,262
	Average annual total return	13.28%	9.55%	4.97%	4.47%
S&P 500 Index	Growth of $10,000	$11,579	$13,470	$13,503	$20,630
	Average annual total return	15.79%	10.44%	6.19%	7.78%
Russell 1000 Index+	Growth of $10,000	$11,546	$13,669	$13,910	$21,406
	Average annual total return	15.46%	10.98%	6.82%	8.19%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 1, 1997. Index returns began on April 30, 1997.
+ On January 23, 2007, The Russell 1000 Index will replace the S&P 500 as the Portfolio's benchmark index because the Advisor believes that it more accurately reflects the Portfolio's investment strategy.

Information About Your Portfolio's Expenses

DWS Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,136.00	$ 1,135.40
Expenses Paid per $1,000*	$ 2.91	$ 4.79
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,022.48	$ 1,020.72
Expenses Paid per $1,000*	$ 2.75	$ 4.53
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.54%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Growth & Income VIP

The US economy posted positive growth for all four quarters of 2006, although growth slowed somewhat in the last half of the year. All major asset classes — equities, bonds and cash — had positive returns for the year. Within the equity market, small-cap stocks (as measured by the Russell 2000® Index) performed better than large-cap stocks (as measured by the Russell 1000® Index), as they have for several years. With a return of 13.63% (Class A shares, unadjusted for contract charges), the Portfolio's return was below that of its benchmark, the S&P 500® Index, which had a return of 15.79%, although performance improved considerably in the second half of the year. The Russell 1000 Index had a return of 15.46%.

Since sector weights of this Portfolio are maintained quite close to those of the S&P 500 Index, essentially all differences in return between the Portfolio and the index result from stock selection and expenses. The main cause of the Portfolio's underperformance was stock selection in the information technology sector. Information technology was the second-worst-performing of the 10 sectors in the index, and the Portfolio's performance was hurt by large positions in eBay, Inc. and QUALCOMM, Inc., both of which had negative returns, and an underweight in Hewlett-Packard Co., which performed well.1 However, an overweight in Cisco Systems, Inc., which performed well, and the decision not to own poorly performing Yahoo!, Inc. contributed to performance. Also negative was a position in UnitedHealth Group, Inc.

Both on an absolute basis and relative to the benchmark, the Portfolio's best performance was in the financials sector. A major factor in this performance was our emphasis on capital markets holdings, which was balanced by an underweight in insurance to keep the Portfolio's overall position in financials at the desired level. The decision regarding capital markets stocks was based on the strength of equity markets, combined with extensive merger and acquisition activity. The Goldman Sachs Group, Inc., Morgan Stanley and Merrill Lynch & Co., Inc. were large positions that added significantly to performance. Other overweighted stocks that helped performance were retailer J. C. Penney Co., Inc. and aircraft manufacturer Boeing Co.

Robert Wang Jin Chen, CFA
Julie Abbett
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

On January 23, 2007 the Russell 1000 Index replaced the S&P 500 as the Portfolio's benchmark index because the Advisor believes it more accurately reflects the Portfolio's investment strategy.

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 2000® Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index.

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Growth & Income VIP

Asset Allocation	12/31/06	12/31/05

Common Stocks	99%	99%
Exchange Traded Funds	1%	—
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Financials	22%	21%
Information Technology	15%	15%
Health Care	12%	13%
Industrials	12%	12%
Consumer Discretionary	10%	11%
Energy	10%	9%
Consumer Staples	9%	10%
Telecommunication Services	4%	3%
Utilities	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 25. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Growth & Income VIP

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 10.2%
Automobiles 0.9%
Harley-Davidson, Inc.	10,480	738,525
Toyota Motor Corp. (ADR)	17,180	2,307,446
		3,045,971
Hotels Restaurants & Leisure 2.0%
Hilton Hotels Corp.	43,370	1,513,613
McDonald's Corp.	112,970	5,007,960
		6,521,573
Media 3.0%
Comcast Corp. "A"*	33,320	1,410,435
Grupo Televisa SA (ADR)	29,860	806,519
McGraw-Hill Companies, Inc.	14,280	971,326
News Corp. "A"	120,680	2,592,206
Omnicom Group, Inc.	24,685	2,580,570
Walt Disney Co.	46,460	1,592,184
		9,953,240
Multiline Retail 1.8%
Federated Department Stores, Inc.	41,720	1,590,784
J.C. Penney Co., Inc.	58,670	4,538,711
		6,129,495
Specialty Retail 1.5%
Best Buy Co., Inc.	39,390	1,937,594
Staples, Inc.	109,890	2,934,063
		4,871,657
Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc.*	80,290	3,449,259
Consumer Staples 9.0%
Beverages 2.4%
PepsiCo, Inc.	125,620	7,857,531
Food & Staples Retailing 1.3%
Walgreen Co.	91,110	4,181,038
Food Products 0.6%
Dean Foods Co.*	51,350	2,171,078
Household Products 4.0%
Procter & Gamble Co.	207,730	13,350,807
Tobacco 0.7%
Altria Group, Inc.	26,700	2,291,394
Energy 9.7%
Energy Equipment & Services 0.8%
Cameron International Corp.*	52,710	2,796,266
Oil, Gas & Consumable Fuels 8.9%
ExxonMobil Corp.	85,129	6,523,435
Marathon Oil Corp.	47,605	4,403,463
Occidental Petroleum Corp.	161,110	7,867,001
Sunoco, Inc.	27,790	1,732,984
Total SA (ADR)	76,340	5,490,373
Valero Energy Corp.	68,235	3,490,903
		29,508,159
	Shares	Value ($)

Financials 21.6%
Capital Markets 7.1%
Bank of New York Co., Inc.	187,960	7,399,985
Mellon Financial Corp.	50,710	2,137,427
Merrill Lynch & Co., Inc.	54,420	5,066,502
Morgan Stanley	40,295	3,281,222
The Goldman Sachs Group, Inc.	11,935	2,379,242
UBS AG (Registered)	54,730	3,301,861
		23,566,239
Commercial Banks 5.3%
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	24,380	2,266,365
Wachovia Corp.	126,440	7,200,758
Wells Fargo & Co.	233,440	8,301,126
		17,768,249
Diversified Financial Services 4.0%
Bank of America Corp.	210,500	11,238,595
Moody's Corp.	28,080	1,939,205
		13,177,800
Insurance 5.2%
American International Group, Inc.	168,220	12,054,645
Loews Corp.	31,580	1,309,622
MetLife, Inc.	64,170	3,786,672
		17,150,939
Health Care 11.9%
Biotechnology 0.5%
Amgen, Inc.*	25,150	1,717,996
Health Care Equipment & Supplies 3.0%
Baxter International, Inc.	154,090	7,148,235
C.R. Bard, Inc.	33,030	2,740,499
		9,888,734
Health Care Providers & Services 2.6%
McKesson Corp.	50,900	2,580,630
UnitedHealth Group, Inc.	79,760	4,285,505
WellPoint, Inc.*	22,745	1,789,804
		8,655,939
Life Sciences Tools & Services 1.5%
Thermo Fisher Scientific, Inc.*	108,468	4,912,516
Pharmaceuticals 4.3%
Abbott Laboratories	19,550	952,280
AstraZeneca PLC (ADR)	17,520	938,196
Johnson & Johnson	46,040	3,039,561
Novartis AG (ADR)	67,120	3,855,373
Sanofi-Aventis (ADR)	18,450	851,837
Wyeth	88,810	4,522,205
		14,159,452
Industrials 11.3%
Aerospace & Defense 3.0%
Boeing Co.	28,300	2,514,172
Honeywell International, Inc.	146,250	6,616,350
United Technologies Corp.	11,980	748,990
		9,879,512
	Shares	Value ($)

Electrical Equipment 1.4%
Emerson Electric Co.	109,150	4,812,423
Industrial Conglomerates 5.0%
General Electric Co.	351,370	13,074,478
Tyco International Ltd.	112,690	3,425,776
		16,500,254
Machinery 1.6%
Caterpillar, Inc.	59,220	3,631,963
PACCAR, Inc.	25,610	1,662,089
		5,294,052
Road & Rail 0.3%
Hertz Global Holdings, Inc.*	48,260	839,241
Information Technology 15.1%
Communications Equipment 4.2%
Cisco Systems, Inc.*	458,330	12,526,159
QUALCOMM, Inc.	39,120	1,478,345
		14,004,504
Computers & Peripherals 2.2%
Apple Computer, Inc.*	25,170	2,135,423
Hewlett-Packard Co.	61,730	2,542,659
International Business Machines Corp.	19,090	1,854,593
Network Appliance, Inc.*	19,620	770,673
		7,303,348
Internet Software & Services 0.7%
eBay, Inc.*	72,280	2,173,460
IT Services 1.8%
Automatic Data Processing, Inc.	104,320	5,137,760
Paychex, Inc.	20,740	820,060
		5,957,820
Semiconductors & Semiconductor Equipment 1.3%
Applied Materials, Inc.	151,450	2,794,252
ASML Holding NV (NY Registered Shares)*	60,750	1,496,273
		4,290,525
Software 4.9%
Adobe Systems, Inc.*	67,180	2,762,442
Autodesk, Inc.*	66,190	2,678,047
Electronic Arts, Inc.*	20,870	1,051,013
Microsoft Corp.	235,555	7,033,672
	Shares	Value ($)

Symantec Corp.*	131,560	2,743,026
		16,268,200
Materials 3.0%
Chemicals 1.3%
Monsanto Co.	83,190	4,369,971
Metals & Mining 0.9%
Rio Tinto PLC (ADR)	14,151	3,006,946
Paper & Forest Products 0.8%
Weyerhaeuser Co.	37,500	2,649,375
Telecommunication Services 3.5%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	209,100	7,475,325
Telus Corp.	39,630	1,770,272
		9,245,597
Wireless Telecommunication Services 0.7%
American Tower Corp. "A"*	65,990	2,460,107
Utilities 3.3%
Electric Utilities 2.3%
Allegheny Energy, Inc.*	50,750	2,329,932
Entergy Corp.	27,250	2,515,720
Exelon Corp.	47,340	2,929,873
		7,775,525
Independent Power Producers & Energy Traders 1.0%
TXU Corp.	59,190	3,208,690
Total Common Stocks (Cost $280,541,163)		327,164,882

Exchange Traded Funds 1.0%
SPDR Trust, Series 1 (Cost $3,460,719)	24,300	3,443,067

Cash Equivalents 0.3%
Cash Management QP Trust, 5.46% (a) (Cost $883,979)	883,979	883,979
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $284,885,861)+	99.9	331,491,928
Other Assets and Liabilities, Net	0.1	340,144
Net Assets	100.0	331,832,072

* Non-income producing security.
+ The cost for federal income tax purposes was $286,348,019. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $45,143,909. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,723,860 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,579,951.
(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $284,001,882)	$ 330,607,949
Investment in Cash Management QP Trust (cost $883,979)	883,979
Total investments in securities, at value (cost $284,885,861)	331,491,928
Cash	577,951
Dividends receivable	551,550
Interest receivable	3,361
Receivable for Portfolio shares sold	34,091
Foreign taxes recoverable	21,041
Due from Advisor	72,055
Other assets	12,882
Total assets	332,764,859
Liabilities
Payable for investments purchased	514,617
Payable for Portfolio shares redeemed	151,898
Accrued management fee	114,345
Accrued distribution service fee (Class B)	10,420
Accrued shareholder service fee (Class B)	48
Other accrued expenses and payables	141,459
Total liabilities	932,787
Net assets, at value	$ 331,832,072
Net Assets
Net assets consist of: Undistributed net investment income	3,670,368
Net unrealized appreciation (depreciation) on: Investments	46,606,067
Foreign currency related transactions	(173)
Accumulated net realized gain (loss)	(7,689,320)
Paid-in capital	289,245,130
Net assets, at value	$ 331,832,072
Class A Net Asset Value, offering and redemption price per share ($279,654,028 ÷ 25,561,711 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.94
Class B Net Asset Value, offering and redemption price per share ($52,178,044 ÷ 4,788,468 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $42,745)	$ 5,427,781
Interest — Cash Management QP Trust	90,191
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	25,218
Other income*	210,334
Total Income	5,753,524
Expenses: Management fee	1,359,770
Administration fee	186,676
Custodian and accounting fees	65,297
Distribution service fee (Class B)	117,433
Shareholder service fee (Class A)	181
Shareholder service fee (Class B)	48
Record keeping fee (Class B)	60,683
Auditing	39,753
Legal	46,813
Trustees' fees and expenses	14,703
Reports to shareholders and shareholder meeting	87,925
Other	24,192
Total expenses before expense reductions	2,003,474
Expense reductions	(95,185)
Total expenses after expense reductions	1,908,289
Net investment income (loss)	3,845,235
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	24,651,857
Written options	259,938
Foreign currency related transactions	(162)
24,911,633
Net unrealized appreciation (depreciation) during the period on: Investments	12,505,792
Foreign currency related transactions	(173)
12,505,619
Net gain (loss) on investment transactions	37,417,252
Net increase (decrease) in net assets resulting from operations	$ 41,262,487
* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note H).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 3,845,235	$ 2,961,943
Net realized gain (loss) on investment transactions	24,911,633	23,989,845
Net unrealized appreciation (depreciation) during the period on investment transactions	12,505,619	(2,140,631)
Net increase (decrease) in net assets resulting from operations	41,262,487	24,811,157
Distributions to shareholders from: Net investment income: Class A	(2,664,327)	(2,208,887)
Class B	(286,921)	(336,934)
Portfolio share transactions: Class A Proceeds from shares sold	14,579,038	45,563,045
Net assets acquired in tax-free reorganization	—	99,119,857
Reinvestment of distributions	2,664,327	2,208,887
Cost of shares redeemed	(64,690,476)	(43,761,424)
Net increase (decrease) in net assets from Class A share transactions	(47,447,111)	103,130,365
Class B Proceeds from shares sold	8,202,285	16,893,009
Net assets acquired in tax-free reorganization	5,500,068	10,376,860
Reinvestment of distributions	286,921	336,934
Cost of shares redeemed	(14,614,169)	(16,154,081)
Net increase (decrease) in net assets from Class B share transactions	(624,895)	11,452,722
Increase (decrease) in net assets	(9,760,767)	136,848,423
Net assets at beginning of period	341,592,839	204,744,416
Net assets at end of period (including undistributed net investment income of $3,670,368 and $2,776,543, respectively)	$ 331,832,072	$ 341,592,839
Other Information
Class A Shares outstanding at beginning of period	30,277,518	18,483,989
Shares sold	1,462,864	4,876,623
Shares issued in tax-free reorganization	—	11,366,540
Shares issued to shareholders in reinvestment of distributions	265,107	253,023
Shares redeemed	(6,443,778)	(4,702,657)
Net increase (decrease) in Class A shares	(4,715,807)	11,793,529
Shares outstanding at end of period	25,561,711	30,277,518
Class B Shares outstanding at beginning of period	4,883,742	3,576,021
Shares sold	780,726	1,896,063
Shares issued in tax-free reorganization	509,730	1,191,379
Shares issued to shareholders in reinvestment of distributions	28,606	38,684
Shares redeemed	(1,414,336)	(1,818,405)
Net increase (decrease) in Class B shares	(95,274)	1,307,721
Shares outstanding at end of period	4,788,468	4,883,742

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 9.29	$ 8.50	$ 6.77	$ 8.90
Income (loss) from investment operations: Net investment income (loss)[a]	.13[c]	.10	.12	.07	.07
Net realized and unrealized gain (loss) on investment transactions	1.19	.45	.74	1.74	(2.12)
Total from investment operations	1.32	.55	.86	1.81	(2.05)
Less distributions from: Net investment income	(.10)	(.12)	(.07)	(.08)	(.08)
Net asset value, end of period	$ 10.94	$ 9.72	$ 9.29	$ 8.50	$ 6.77
Total Return (%)	13.63[b,c]	6.07[b]	10.16	26.74	(23.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280	294	172	161	135
Ratio of expenses before expense reductions (%)	.56	.57	.56	.59	.57
Ratio of expenses after expense reductions (%)	.54	.54	.56	.59	.57
Ratio of net investment income (loss) (%)	1.24[c]	1.10	1.37	.91	.92
Portfolio turnover rate (%)	105	115	33	37	66
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (See Note H). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.68	$ 9.25	$ 8.47	$ 6.75	$ 8.87
Income (loss) from investment operations: Net investment income (loss)[a]	.09[c]	.07	.09	.05	.05
Net realized and unrealized gain (loss) on investment transactions	1.19	.45	.73	1.73	(2.12)
Total from investment operations	1.28	.52	.82	1.78	(2.07)
Less distributions from: Net investment income	(.06)	(.09)	(.04)	(.06)	(.05)
Net asset value, end of period	$ 10.90	$ 9.68	$ 9.25	$ 8.47	$ 6.75
Total Return (%)	13.28[b,c]	5.73[b]	9.78	26.55	(23.40)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	47	33	18	7
Ratio of expenses before expense reductions (%)	.94	.95	.89	.85	.82
Ratio of expenses after expense reductions (%)	.89	.89	.89	.85	.82
Ratio of net investment income (loss) (%)	.89[c]	.75	1.04	.65	.67
Portfolio turnover rate (%)	105	115	33	37	66
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (See Note H). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2006

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] S&P 500® Index [] Russell 1000® Growth Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000® Growth Index is an unmanaged capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,853	$12,769	$11,474	$18,860
	Average annual total return	8.53%	8.49%	2.79%	6.55%
S&P 500 Index	Growth of $10,000	$11,579	$13,470	$13,503	$22,447
	Average annual total return	15.79%	10.44%	6.19%	8.42%
Russell 1000 Growth Index	Growth of $10,000	$10,907	$12,205	$11,420	$16,991
	Average annual total return	9.07%	6.87%	2.69%	5.44%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,817	$12,625	$11,281	$15,940
	Average annual total return	8.17%	8.08%	2.44%	4.96%
S&P 500 Index	Growth of $10,000	$11,579	$13,470	$13,503	$19,446
	Average annual total return	15.79%	10.44%	6.19%	7.19%
Russell 1000 Growth Index	Growth of $10,000	$10,907	$12,205	$11,420	$14,781
	Average annual total return	9.07%	6.87%	2.69%	4.16%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 12, 1997. Index returns began on May 31, 1997.

Information About Your Portfolio's Expenses

DWS Capital Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,092.90	$ 1,090.70
Expenses Paid per $1,000*	$ 2.58	$ 4.53
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,022.74	$ 1,020.87
Expenses Paid per $1,000*	$ 2.50	$ 4.38
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.49%	.86%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Capital Growth VIP

The US economy posted positive growth for all four quarters of 2006, although growth slowed somewhat in the last half of the year. The broad equity market, as measured by the S&P 500® Index, had a return of 15.79% for the period. Value stocks, as measured by the Russell 1000® Value Index, performed better than growth stocks, as measured by the Russell 1000® Growth Index. With a return of 8.53% (Class A shares, unadjusted for contract charges), the Portfolio underperformed its benchmarks, the Russell 1000 Growth Index, which posted a return of 9.07%, and the S&P 500 Index, which posted a return of 15.79%.

The Portfolio's performance relative to the Russell 1000 Growth Index was hurt by sector allocation decisions, while stock selection contributed to performance. Our overweight in energy, which has been a major driver of strong performance in past periods, was a negative over the last 12 months.1 However, stock selection in energy contributed to performance, particularly overweights in Schlumberger Ltd. and ConocoPhillips. Performance relative to the index was hurt also by stock selection in information technology, where the Portfolio was underweight in some stocks that performed well, such as Hewlett-Packard Co. and Cisco Systems, Inc. In health care, overweight positions in Genentech, Inc. and UnitedHealth Group, Inc. hurt performance.

Stock selection in several sectors made a positive contribution to performance. In the financials sector, performance benefited from an emphasis on capital markets stocks such as The Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc. Consumer staples and consumer discretionary holdings including Harley-Davidson, Inc., Groupe Danone, Diageo PLC and Kohl's Corp. were also positive for performance.

Julie M. Van Cleave, CFA Jack A. Zehner
Lead Portfolio Manager Thomas J. Schmid, CFA
Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000® Growth Index is an unmanaged capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation	12/31/06	12/31/05

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Information Technology	22%	25%
Health Care	19%	21%
Energy	15%	14%
Consumer Staples	14%	12%
Consumer Discretionary	12%	11%
Industrials	9%	9%
Financials	8%	7%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 36. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Capital Growth VIP

	Shares	Value ($)

Common Stocks 98.0%
Consumer Discretionary 11.7%
Automobiles 1.1%
Harley-Davidson, Inc.	187,200	13,191,984
Hotels Restaurants & Leisure 1.1%
Starbucks Corp.*	382,195	13,537,347
Household Durables 1.1%
Fortune Brands, Inc.	153,800	13,132,982
Media 3.2%
McGraw-Hill Companies, Inc.	312,200	21,235,844
Omnicom Group, Inc.	177,440	18,549,578
		39,785,422
Multiline Retail 2.6%
Kohl's Corp.*	126,100	8,629,023
Nordstrom, Inc.	49,000	2,417,660
Target Corp.	373,500	21,308,175
		32,354,858
Specialty Retail 2.6%
Best Buy Co., Inc.	110,200	5,420,738
Lowe's Companies, Inc.	303,300	9,447,795
Staples, Inc.	643,465	17,180,515
		32,049,048
Consumer Staples 13.6%
Beverages 3.7%
Diageo PLC	682,588	13,398,492
PepsiCo, Inc.	521,825	32,640,153
		46,038,645
Food & Staples Retailing 3.6%
Shoppers Drug Mart Corp.	142,000	6,099,370
Wal-Mart Stores, Inc.	349,790	16,153,302
Walgreen Co.	496,500	22,784,385
		45,037,057
Food Products 3.1%
Dean Foods Co.*	298,100	12,603,668
Groupe Danone	89,264	13,527,223
Kellogg Co.	242,500	12,139,550
		38,270,441
Household Products 3.2%
Colgate-Palmolive Co.	171,940	11,217,366
Procter & Gamble Co.	438,670	28,193,321
		39,410,687
Energy 14.1%
Energy Equipment & Services 7.3%
Baker Hughes, Inc.	291,000	21,726,060
Halliburton Co.	337,795	10,488,535
Noble Corp.	138,200	10,523,930
Schlumberger Ltd.	409,300	25,851,388
Transocean, Inc.*	263,340	21,301,572
		89,891,485
Oil, Gas & Consumable Fuels 6.8%
ConocoPhillips	311,860	22,438,327
Devon Energy Corp.	299,700	20,103,876
EOG Resources, Inc.	197,925	12,360,416
	Shares	Value ($)

Valero Energy Corp.	302,145	15,457,738
XTO Energy, Inc.	308,666	14,522,736
		84,883,093
Financials 8.0%
Capital Markets 4.2%
Lehman Brothers Holdings, Inc.	152,700	11,928,924
Merrill Lynch & Co., Inc.	168,860	15,720,866
The Goldman Sachs Group, Inc.	70,400	14,034,240
UBS AG (Registered) (a)	133,883	8,136,263
UBS AG (Registered) (a)	35,500	2,141,715
		51,962,008
Consumer Finance 1.0%
American Express Co.	202,050	12,258,373
Diversified Financial Services 1.3%
Bank of America Corp.	307,400	16,412,086
Insurance 1.5%
Aflac, Inc.	286,500	13,179,000
Genworth Financial, Inc. "A"	162,400	5,555,704
		18,734,704
Health Care 18.3%
Biotechnology 5.4%
Amgen, Inc.*	185,350	12,661,259
Genentech, Inc.*	349,250	28,334,652
Gilead Sciences, Inc.*	397,660	25,820,064
		66,815,975
Health Care Equipment & Supplies 5.4%
Baxter International, Inc.	371,900	17,252,441
C.R. Bard, Inc.	144,400	11,980,868
Medtronic, Inc.	387,700	20,745,827
Zimmer Holdings, Inc.*	216,740	16,988,081
		66,967,217
Health Care Providers & Services 2.2%
UnitedHealth Group, Inc.	505,185	27,143,590
Pharmaceuticals 5.3%
Abbott Laboratories	282,200	13,745,962
Eli Lilly & Co.	137,900	7,184,590
Johnson & Johnson	607,866	40,131,314
Teva Pharmaceutical Industries Ltd. (ADR)	143,800	4,469,304
		65,531,170
Industrials 9.0%
Aerospace & Defense 2.3%
United Technologies Corp.	447,600	27,983,952
Air Freight & Logistics 1.3%
FedEx Corp.	145,020	15,752,072
Electrical Equipment 1.5%
Emerson Electric Co.	428,300	18,883,747
Industrial Conglomerates 3.1%
General Electric Co.	1,017,565	37,863,594
Machinery 0.8%
Caterpillar, Inc.	171,200	10,499,696
	Shares	Value ($)

Information Technology 21.8%
Communications Equipment 2.7%
Cisco Systems, Inc.*	834,320	22,801,965
Corning, Inc.*	78,490	1,468,548
QUALCOMM, Inc.	244,900	9,254,771
		33,525,284
Computers & Peripherals 4.0%
Apple Computer, Inc.*	249,535	21,170,549
EMC Corp.*	995,615	13,142,118
International Business Machines Corp.	161,000	15,641,150
		49,953,817
Electronic Equipment & Instruments 0.5%
Mettler-Toledo International, Inc.*	79,100	6,237,035
Internet Software & Services 2.2%
eBay, Inc.*	320,500	9,637,435
Google, Inc. "A"*	20,025	9,221,112
Yahoo!, Inc.*	321,125	8,201,533
		27,060,080
IT Services 3.2%
Accenture Ltd. "A"	484,100	17,877,813
Fiserv, Inc.*	210,100	11,013,442
Paychex, Inc.	285,200	11,276,808
		40,168,063
Semiconductors & Semiconductor Equipment 3.6%
Broadcom Corp. "A"*	233,400	7,541,154
Intel Corp.	607,890	12,309,772
	Shares	Value ($)

Linear Technology Corp.	318,030	9,642,670
Texas Instruments, Inc.	512,910	14,771,808
		44,265,404
Software 5.6%
Adobe Systems, Inc.*	319,975	13,157,372
Electronic Arts, Inc.*	220,400	11,099,344
Microsoft Corp.	1,499,380	44,771,487
		69,028,203
Materials 1.1%
Chemicals
Ecolab, Inc.	295,800	13,370,160
Utilities 0.4%
Independent Power Producers & Energy Traders
TXU Corp.	94,800	5,139,108
Total Common Stocks (Cost $863,593,092)		1,213,138,387

Cash Equivalents 1.9%
Cash Management QP Trust, 5.46% (b) (Cost $23,836,230)	23,836,230	23,836,230
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $887,429,322)+	99.9	1,236,974,617
Other Assets and Liabilities, Net	0.1	1,383,145
Net Assets	100.0	1,238,357,762
* Non-income producing security.
+ The cost for federal income tax purposes was $896,301,596. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $340,673,021. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $358,151,601 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,478,580.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $863,593,092)	$ 1,213,138,387
Investment in Cash Management QP Trust (cost $23,836,230)	23,836,230
Total investments in securities, at value (cost $887,429,322)	1,236,974,617
Foreign currency, at value (cost $318,123)	318,082
Dividends receivable	1,032,196
Interest receivable	95,366
Receivable for Portfolio shares sold	460,714
Foreign taxes recoverable	873
Due from Advisor	319,876
Other assets	25,673
Total assets	1,239,227,397
Liabilities
Payable for Portfolio shares redeemed	214,693
Accrued management fee	270,879
Accrued distribution service fee (Class B)	19,687
Accrued shareholder service fee (Class B)	55
Other accrued expenses and payables	364,321
Total liabilities	869,635
Net assets, at value	$ 1,238,357,762
Net Assets
Net assets consist of: Undistributed net investment income	7,131,831
Net unrealized appreciation (depreciation) on: Investments	349,545,295
Foreign currency related transactions	(95)
Accumulated net realized gain (loss)	(391,753,308)
Paid-in capital	1,273,434,039
Net assets, at value	$ 1,238,357,762
Class A Net Asset Value, offering and redemption price per share ($1,130,883,392 ÷ 62,005,444 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.24
Class B Net Asset Value, offering and redemption price per share ($107,474,370 ÷ 5,921,673 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $29,268)	$ 11,783,714
Interest — Cash Management QP Trust	582,576
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	16,178
Other income*	399,942
Total Income	12,782,410
Expenses: Management fee	4,272,143
Administration fee	596,449
Custodian and accounting fees	143,924
Distribution service fee (Class B)	185,189
Shareholder service fee (Class A)	241
Shareholder service fee (Class B)	55
Record keeping fee (Class B)	103,037
Auditing	40,985
Legal	79,403
Trustees' fees and expenses	36,870
Reports to shareholders and shareholder meeting	239,161
Other	54,089
Total expenses before expense reductions	5,751,546
Expense reductions	(357,179)
Total expenses after expense reductions	5,394,367
Net investment income (loss)	7,388,043
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	15,471,912
Foreign currency related transactions	9,396
Net increase from payments by affiliates and gains (losses) realized on trades executed incorrectly	—
15,481,308
Net unrealized appreciation (depreciation) during the period on investments	58,267,917
Foreign currency related transactions	(95)
58,267,822
Net gain (loss) on investment transactions	73,749,130
Net increase (decrease) in net assets resulting from operations	$ 81,137,173
* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note H).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 7,388,043	$ 5,641,371
Net realized gain (loss) on investment transactions	15,481,308	28,741,011
Net unrealized appreciation (depreciation) during the period on investment transactions	58,267,822	68,936,129
Net increase (decrease) in net assets resulting from operations	81,137,173	103,318,511
Distributions to shareholders from: Net investment income: Class A	(5,636,032)	(6,678,103)
Class B	(141,341)	(143,508)
Portfolio share transactions: Class A Proceeds from shares sold	16,358,245	32,068,877
Net assets acquired in tax-free reorganization	210,765,818	335,682,359
Reinvestment of distributions	5,636,032	6,678,103
Cost of shares redeemed	(203,567,867)	(130,607,217)
Net increase (decrease) in net assets from Class A share transactions	29,192,228	243,822,122
Class B Proceeds from shares sold	43,601,768	47,750,588
Net assets acquired in tax-free reorganization	37,158,118	44,685,282
Reinvestment of distributions	141,341	143,508
Cost of shares redeemed	(51,781,199)	(49,704,968)
Net increase (decrease) in net assets from Class B share transactions	29,120,028	42,874,410
Increase (decrease) in net assets	133,672,056	383,193,432
Net assets at beginning of period	1,104,685,706	721,492,274
Net assets at end of period (including undistributed net investment income of $7,131,831 and $5,517,479, respectively)	$ 1,238,357,762	$ 1,104,685,706
Other Information
Class A Shares outstanding at beginning of period	61,042,375	44,544,616
Shares sold	949,778	1,996,443
Shares issued in tax-free reorganization	11,523,100	22,200,595
Shares issued to shareholders in reinvestment of distributions	322,982	441,966
Shares redeemed	(11,832,791)	(8,141,245)
Net increase (decrease) in Class A shares	963,069	16,497,759
Shares outstanding at end of period	62,005,444	61,042,375
Class B Shares outstanding at beginning of period	4,353,863	1,503,725
Shares sold	2,415,727	3,152,024
Shares issued in tax-free reorganization	2,040,472	2,963,218
Shares issued to shareholders in reinvestment of distributions	8,123	9,523
Shares redeemed	(2,896,512)	(3,274,627)
Net increase (decrease) in Class B shares	1,567,810	2,850,138
Shares outstanding at end of period	5,921,673	4,353,863

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 16.90	$ 15.67	$ 14.59	$ 11.54	$ 16.36
Income (loss) from investment operations: Net investment income (loss)[a]	.13[c]	.10	.14	.08	.05
Net realized and unrealized gain (loss) on investment transactions	1.31	1.29	1.02	3.03	(4.82)
Total from investment operations	1.44	1.39	1.16	3.11	(4.77)
Less distributions from: Net investment income	(.10)	(.16)	(.08)	(.06)	(.05)
Net asset value, end of period	$ 18.24	$ 16.90	$ 15.67	$ 14.59	$ 11.54
Total Return (%)	8.53[b,c]	8.96[b]	7.99	26.89	(29.18)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,131	1,031	698	705	558
Ratio of expenses before expense reductions (%)	.52	.50	.50	.51	.51
Ratio of expenses after expense reductions (%)	.49	.49	.50	.51	.51
Ratio of net investment income (loss) (%)	.73[c]	.61	.98	.61	.38
Portfolio turnover rate (%)	16	17	15	13	25
[a] Based on average shares outstanding during the period.
[b] Total return would have been less had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 16.81	$ 15.59	$ 14.52	$ 11.49	$ 16.29
Income (loss) from investment operations: Net investment income (loss)[a]	.06[c]	.04	.09	.03	.02
Net realized and unrealized gain (loss) on investment transactions	1.31	1.28	1.01	3.02	(4.81)
Total from investment operations	1.37	1.32	1.10	3.05	(4.79)
Less distributions from: Net investment income	(.03)	(.10)	(.03)	(.02)	(.01)
Net asset value, end of period	$ 18.15	$ 16.81	$ 15.59	$ 14.52	$ 11.49
Total Return (%)	8.17[b,c]	8.51[b]	7.56	26.51	(29.37)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	73	23	15.89
Ratio of expenses before expense reductions (%)	.91	.89	.88	.87	.76
Ratio of expenses after expense reductions (%)	.86	.86	.88	.87	.76
Ratio of net investment income (loss) (%)	.36[c]	.24	.60	.25	.13
Portfolio turnover rate (%)	16	17	15	13	25
[a] Based on average shares outstanding during the period.
[b] Total return would have been less had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

Performance Summary December 31, 2006

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Returns for all periods shown for Class B shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities VIP — Class A [] S&P®/Citigroup World Equity EMI

The S&P®/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI), is an unmanaged index of small-capitalization stocks within 27 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,208	$17,796	$21,256	$32,956
	Average annual total return	22.08%	21.18%	16.28%	12.67%
S&P/Citigroup World Equity EMI	Growth of $10,000	$12,239	$17,452	$22,515	$28,806
	Average annual total return	22.39%	20.40%	17.62%	11.16%
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$12,188	$17,716	$21,067	$32,810
	Average annual total return	21.88%	21.00%	16.07%	13.09%
S&P/Citigroup World Equity EMI	Growth of $10,000	$12,239	$17,452	$22,515	$29,756
	Average annual total return	22.39%	20.40%	17.62%	11.94%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 2, 1997. Index returns began on April 30, 1997.

Information About Your Portfolio's Expenses

DWS Global Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,145.90	$ 1,144.20
Expenses Paid per $1,000*	$ 6.06	$ 7.46
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,019.56	$ 1,018.25
Expenses Paid per $1,000*	$ 5.70	$ 7.02
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	1.12%	1.38%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Global Opportunities VIP

DWS Global Opportunities VIP provided a total return of 22.08% during 2006 (Class A shares, unadjusted for contract charges), in line with the 22.39% return of its benchmark, the S&P®/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI). The Portfolio outperformed the 18.78% average return of the 46 portfolios in Lipper's Global Growth Variable Annuity Funds category and remains well ahead of the peer group average over the three-, five- and 10-year periods.

The Portfolio was helped by the continued outperformance of small-cap stocks versus their large-cap counterparts, but the superior return of value relative to growth was a headwind to performance versus the index. With this as a backdrop, the Portfolio's sector allocation — which features an overweight in the traditional growth sectors of health care and technology — weighed on returns.1 However, stock selection — our primary area of focus — was a strong contributor to performance. Our selection was most effective in the financials sector, where the top contributor was Piraeus Bank SA (Greece). The Greek bank reported robust profit growth on the strength of its expansion into the Balkans and the rising demand for mortgages and consumer credit in Greece. Further aiding performance within financials were Deutsche Boerse AG (Germany) and First Marblehead Corp. (United States). Our stock selection was also strong in health care, where the top three contributors were Celgene Corp. (United States), Stada Arzneimittel AG (Germany) and Fresenius Medical Care AG & Co. (Germany).

Overall, we believe the Portfolio is well-balanced and positioned to perform well even if the broader environment becomes less favorable. The global small-cap growth asset class provides a broad universe in which to find many smaller, under-followed stocks that we believe can offer considerable long-term opportunity.

Joseph Axtell, CFA Terrence S. Gray, CFA
Lead Portfolio Manager Portfolio Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The S&P®/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI), is an unmanaged index of small-capitalization stocks within 27 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Growth Variable Annuity Funds category invests at least 75% of its equity assets in companies both inside and outside of the US Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/06	12/31/05

Continental Europe	41%	38%
United States	32%	37%
Japan	7%	8%
Pacific Basin	7%	7%
United Kingdom	7%	4%
Australia	3%	2%
Latin America	2%	2%
Canada	1%	1%
Other	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Financials	27%	25%
Health Care	17%	14%
Information Technology	15%	14%
Consumer Discretionary	13%	17%
Industrials	12%	14%
Energy	8%	5%
Utilities	3%	3%
Consumer Staples	2%	2%
Materials	2%	4%
Telecommunication Services	1%	2%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 47. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Global Opportunities VIP

	Shares	Value ($)

Common Stocks 97.6%
Australia 2.6%
Babcock & Brown Ltd.	238,890	4,659,830
Sigma Pharmaceuticals Ltd. (a)	2,071,038	4,867,000
(Cost $7,413,269)		9,526,830
Bermuda 0.6%
Orient-Express Hotels Ltd. "A" (Cost $1,433,826)	46,400	2,195,648
Brazil 2.2%
Aracruz Celulose SA (ADR) (Preferred)	60,800	3,723,392
Diagnosticos da America SA*	159,200	3,398,065
Weg SA (Preferred)	142,700	1,011,386
(Cost $5,651,342)		8,132,843
Canada 1.1%
Certicom Corp.*	302,000	1,312,987
Flint Energy Services Ltd.*	50,000	1,275,565
OPTI Canada, Inc.*	88,700	1,504,511
(Cost $3,973,532)		4,093,063
France 3.7%
Business Objects SA*	28,382	1,117,494
Business Objects SA (ADR)*	62,100	2,449,845
Financiere Marc de Lacharriere SA	29,535	2,833,585
Flamel Technologies SA (ADR)* (a)	118,900	3,561,055
JC Decaux SA (a)	120,207	3,420,093
(Cost $9,013,677)		13,382,072
Germany 14.1%
AWD Holding AG (a)	124,622	5,266,991
Curanum AG (a)	103,091	939,377
Deutsche Boerse AG (a)	8,235	1,514,531
Francotyp-Postalia Holding AG*	41,300	1,048,928
Fresenius Medical Care AG & Co. (a)	75,696	10,057,980
Grenkeleasing AG	41,755	1,987,177
Hypo Real Estate Holding AG (a)	94,582	5,941,604
Puma AG (a)	9,376	3,658,187
QSC AG* (a)	310,600	2,050,003
Rational AG (a)	15,082	2,809,396
Stada Arzneimittel AG (a)	103,155	5,915,494
United Internet AG (Registered) (a)	339,035	5,605,641
Wincor Nixdorf AG (a)	31,968	4,972,781
(Cost $25,486,633)		51,768,090
Greece 5.0%
Coca-Cola Hellenic Bottling Co. SA	97,300	3,819,567
Hellenic Exchanges Holding SA	146,400	2,693,101
Piraeus Bank SA	259,975	8,377,490
Titan Cement Co. SA	62,900	3,422,026
(Cost $8,858,236)		18,312,184
Hong Kong 3.3%
Kingboard Chemical Holdings Ltd.	1,435,140	5,618,964
Kingboard Laminates Holding Ltd.*	290,233	310,446
Midland Holdings Ltd.	2,222,600	1,129,186
Wing Hang Bank Ltd.	427,700	5,012,964
(Cost $5,720,808)		12,071,560
	Shares	Value ($)

Ireland 6.8%
Anglo Irish Bank Corp. PLC	461,471	9,568,123
C&C Group PLC	155,740	2,766,456
FBD Holdings PLC	64,300	3,498,950
ICON PLC (ADR)*	73,800	2,782,260
Irish Continental Group PLC	12,760	234,129
Paddy Power PLC	189,500	3,764,358
Ryanair Holdings PLC* (b)	1,100	15,086
Ryanair Holdings PLC* (b)	169,500	2,335,526
(Cost $10,132,288)		24,964,888
Italy 3.1%
Banca Italease	93,800	5,450,013
Lottomatica SpA	45,165	1,875,660
Safilo Group SpA* (a)	373,100	2,216,369
Societa Iniziative Autostradali e Servizi SpA (a)	128,900	1,915,809
(Cost $9,996,258)		11,457,851
Japan 6.6%
AEON Credit Services Co., Ltd. (a)	100,800	1,898,543
AEON Mall Co., Ltd.	78,000	4,373,147
JAFCO Co., Ltd.	21,500	1,063,984
KITZ Corp.	184,000	1,537,426
Matsui Securities Co., Ltd. (a)	180,900	1,375,686
Nidec Corp.	24,900	1,928,932
Park24 Co., Ltd. (a)	238,000	3,053,455
Sumitomo Realty & Development Co., Ltd.	217,000	6,978,950
UFJ Central Leasing Co., Ltd.	45,000	2,129,661
(Cost $15,780,151)		24,339,784
Korea 1.0%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	109,100	3,419,716
Korea Information Service, Inc.	9,500	238,309
(Cost $1,971,297)		3,658,025
Netherlands 3.0%
Chicago Bridge & Iron Co., NV (New York Shares)	143,500	3,923,290
SBM Offshore NV	206,683	7,104,706
(Cost $4,492,627)		11,027,996
Norway 1.0%
Prosafe ASA (a)	123,000	1,739,709
Tandberg Television ASA* (a)	140,200	1,757,771
(Cost $3,884,504)		3,497,480
Sweden 1.7%
Brostrom AB "B" (a)	87,700	1,921,182
Eniro AB	195,700	2,575,903
Micronic Laser Systems AB*	144,100	1,616,277
(Cost $4,372,123)		6,113,362
Switzerland 2.0%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	20,654	1,355,408
Fortune Management, Inc. (REG S)* (a)	472,442	2,430,159
	Shares	Value ($)

Partners Group (Registered)*	29,000	3,497,567
(Cost $4,158,606)		7,283,134
Taiwan 2.3%
Powerchip Semiconductor Corp.	3,022,902	2,042,004
Siliconware Precision Industries Co.	2,994,739	4,710,739
Yuanta Core Pacific Securities Co.	2,121,000	1,761,589
(Cost $4,958,755)		8,514,332
Thailand 0.5%
Bangkok Bank PCL (Foreign Registered) (Cost $1,483,235)	593,000	1,912,055
United Kingdom 6.5%
Aegis Group PLC	593,379	1,615,958
ARM Holdings PLC	981,137	2,414,462
Ashmore Group PLC*	715,511	3,631,889
BlueBay Asset Management PLC (Unit)*	299,487	2,298,672
John Wood Group PLC	298,024	1,528,370
Lamprell PLC*	442,400	2,090,816
Michael Page International PLC	508,420	4,500,279
Serco Group PLC	487,065	3,640,778
Taylor Nelson Sofres PLC	570,715	2,234,841
(Cost $19,572,497)		23,956,065
United States 30.5%
Adams Respiratory Therapeutics, Inc.*	55,200	2,252,712
Advance Auto Parts, Inc.	80,450	2,860,802
Advanced Medical Optics, Inc.*	75,100	2,643,520
Aeropostale, Inc.*	115,600	3,568,572
Allegheny Energy, Inc.*	212,000	9,732,920
AMERIGROUP Corp.*	118,800	4,263,732
Bravo! Foods International Corp.* (a)	720,900	223,479
Carter's, Inc.*	79,200	2,019,600
Celgene Corp.*	81,800	4,705,954
Cogent, Inc.*	106,400	1,171,464
Diamond Foods, Inc.	74,800	1,421,948
Dresser-Rand Group, Inc.*	106,800	2,613,396
EMS Technologies, Inc.*	62,700	1,255,881
Euronet Worldwide, Inc.*	107,400	3,188,706
First Marblehead Corp.	77,100	4,213,515
Foundation Coal Holdings, Inc.	69,900	2,220,024
FTI Consulting, Inc.* (a)	82,350	2,296,742
Gentex Corp.	95,600	1,487,536
	Shares	Value ($)

Harman International Industries, Inc.	29,800	2,977,318
Harris Interactive, Inc.*	146,700	739,368
Invitrogen Corp.*	37,100	2,099,489
Itron, Inc.*	33,700	1,747,008
Joy Global, Inc.	99,575	4,813,455
Kenneth Cole Productions, Inc. "A"	32,100	770,079
Lam Research Corp.*	45,400	2,298,148
Metabolix, Inc.*	47,600	901,544
Mueller Water Products, Inc. "A"	103,700	1,542,019
NeuStar, Inc. "A"*	79,500	2,578,980
New York & Co., Inc.*	121,300	1,586,604
Nuveen Investments "A"	74,800	3,880,624
NxStage Medical, Inc.* (a)	198,700	1,665,106
Openwave Systems, Inc.*	142,800	1,318,044
P.F. Chang's China Bistro, Inc.*	53,300	2,045,654
Perficient, Inc.*	100,100	1,642,641
Rowan Companies, Inc.	57,200	1,899,040
Schawk, Inc.	96,000	1,875,840
Somanetics Corp.*	111,200	2,538,696
Thoratec Corp.*	133,000	2,338,140
THQ, Inc.*	163,500	5,317,020
Ultra Petroleum Corp.*	117,400	5,605,850
Waters Corp.*	55,500	2,717,835
WellCare Health Plans, Inc.*	31,100	2,142,790
Zions Bancorp.	35,600	2,934,864
(Cost $82,765,043)		112,116,659
Total Common Stocks (Cost $231,118,707)		358,323,921

Securities Lending Collateral 13.0%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $47,847,277)	47,847,277	47,847,277

Cash Equivalents 2.4%
Cash Management QP Trust, 5.46% (e) (Cost $8,986,840)	8,986,840	8,986,840
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $287,952,824)+	113.0	415,158,038
Other Assets and Liabilities, Net	(13.0)	(47,782,739)
Net Assets	100.0	367,375,299
* Non-income producing security.
+ The cost for federal income tax purposes was $296,157,850. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $119,000,188. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $131,351,860 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,351,672.
(a) All or a portion of these securities were on loan amounting to $45,171,440. In addition, included in other assets and liabilities is a pending sale, amounting to $470,392, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $45,641,832 which is 12.4% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $231,118,707), including $45,641,832 of securities loaned	$ 358,323,921
Investment in Daily Assets Fund Institutional (cost $47,847,277)*	47,847,277
Investment in Cash Management QP Trust (cost $8,986,840)	8,986,840
Total investments in securities, at value (cost $287,952,824)	415,158,038
Foreign currency, at value (cost $422,406)	424,340
Receivable for investments sold	488,829
Dividends receivable	181,999
Interest receivable	65,093
Receivable for Portfolio shares sold	6,630
Foreign taxes recoverable	22,364
Due from Advisor	144,220
Other assets	8,520
Total assets	416,500,033
Liabilities
Due to custodian	485,612
Payable for Portfolio shares redeemed	367,986
Payable upon return of securities loaned	47,847,277
Accrued management fee	274,745
Accrued distribution service fee (Class B)	10,469
Accrued shareholder service fee (Class A)	154
Accrued shareholder service fee (Class B)	48
Other accrued expenses and payables	138,443
Total liabilities	49,124,734
Net assets, at value	$ 367,375,299
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(3,290,411)
Net unrealized appreciation (depreciation) on: Investments	127,205,214
Foreign currency related transactions	2,114
Accumulated net realized gain (loss)	25,932,605
Paid-in capital	217,525,777
Net assets, at value	$ 367,375,299
Class A Net Asset Value, offering and redemption price per share ($330,898,614 ÷ 18,234,839 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.15
Class B Net Asset Value, offering and redemption price per share ($36,476,685 ÷ 2,034,192 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 17.93
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $303,515)	$ 3,658,341
Interest (net of foreign taxes withheld of $47)	1,273
Interest — Cash Management QP Trust	374,553
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	320,254
Other income**	40,401
Total Income	4,394,822
Expenses: Management fee	3,165,067
Administration fee	197,914
Custodian and accounting fees	270,757
Distribution service fee (Class B)	87,390
Shareholder service fee (Class A)	154
Shareholder service fee (Class B)	48
Record keeping fee (Class B)	46,462
Auditing	47,619
Legal	31,026
Trustees' fees and expenses	13,411
Reports to shareholders and shareholder meeting	81,461
Other	33,134
Total expenses before expense reductions	3,974,443
Expense reductions	(70,930)
Total expenses after expense reductions	3,903,513
Net investment income (loss)	491,309
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $120,830)	39,981,193
Foreign currency related transactions	(76,185)
39,905,008
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign tax credit of $731)	26,805,652
Foreign currency related transactions	1,835
26,807,487
Net gain (loss) on investment transactions	66,712,495
Net increase (decrease) in net assets resulting from operations	$ 67,203,804
** Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note H).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 491,309	$ 880,408
Net realized gain (loss) on investment transactions	39,905,008	29,176,839
Net unrealized appreciation (depreciation) during the period on investment transactions	26,807,487	18,673,524
Net increase (decrease) in net assets resulting from operations	67,203,804	48,730,771
Distributions to shareholders from: Net investment income: Class A	(3,088,293)	(1,475,427)
Class B	(323,635)	(100,297)
Portfolio share transactions: Class A Proceeds from shares sold	29,442,382	36,509,577
Reinvestment of distributions	3,088,293	1,475,427
Cost of shares redeemed	(44,115,725)	(27,263,254)
Net increase (decrease) in net assets from Class A share transactions	(11,585,050)	10,721,750
Class B Proceeds from shares sold	3,685,449	8,447,459
Reinvestment of distributions	323,635	100,297
Cost of shares redeemed	(7,059,014)	(3,892,529)
Net increase (decrease) in net assets from Class B share transactions	(3,049,930)	4,655,227
Increase (decrease) in net assets	49,156,896	62,532,024
Net assets at beginning of period	318,218,403	255,686,379
Net assets at end of period (including accumulated distributions in excess of net investment income $3,290,411 and $621,811, respectively)	$ 367,375,299	$ 318,218,403
Other Information
Class A Shares outstanding at beginning of period	19,013,655	18,170,922
Shares sold	1,785,621	2,735,197
Shares issued to shareholders in reinvestment of distributions	181,664	116,727
Shares redeemed	(2,746,101)	(2,009,191)
Net increase (decrease) in Class A shares	(778,816)	842,733
Shares outstanding at end of period	18,234,839	19,013,655
Class B Shares outstanding at beginning of period	2,223,191	1,871,933
Shares sold	227,819	635,797
Shares issued to shareholders in reinvestment of distributions	19,241	8,017
Shares redeemed	(436,059)	(292,556)
Net increase (decrease) in Class B shares	(188,999)	351,258
Shares outstanding at end of period	2,034,192	2,223,191

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 15.00	$ 12.77	$ 10.38	$ 6.97	$ 8.70
Income (loss) from investment operations: Net investment income (loss)[a]	.03[c]	.04	.01	.02	(.00)[b]
Net realized and unrealized gain (loss) on investment transactions	3.28	2.27	2.41	3.40	(1.73)
Total from investment operations	3.31	2.31	2.42	3.42	(1.73)
Less distributions from: Net investment income	(.16)	(.08)	(.03)	(.01)	—
Net asset value, end of period	$ 18.15	$ 15.00	$ 12.77	$ 10.38	$ 6.97
Total Return (%)	22.08[c]	18.19	23.35	49.09	(19.89)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	331	285	232	183	121
Ratio of expenses (%)	1.12	1.17	1.18	1.18	1.19
Ratio of net investment income (loss) (%)	.16[c]	.32	.09	.28	(.03)
Portfolio turnover rate (%)	28	30	24	41	47
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.84	$ 12.62	$ 10.25	$ 6.89	$ 8.62
Income (loss) from investment operations: Net investment income (loss)[a]	(.00)[b,d]	.03	(.01)	.00[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.24	2.24	2.38	3.36	(1.71)
Total from investment operations	3.24	2.27	2.37	3.36	(1.73)
Less distributions from: Net investment income	(.15)	(.05)	—	—	—
Net asset value, end of period	$ 17.93	$ 14.84	$ 12.62	$ 10.25	$ 6.89
Total Return (%)	21.88[c,d]	18.06[c]	23.12[c]	48.77	(20.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	33	24	13	4
Ratio of expenses before expense reductions (%)	1.51	1.54	1.52	1.43	1.44
Ratio of expenses after expense reductions (%)	1.31	1.24	1.39	1.43	1.44
Ratio of net investment income (loss) (%)	(.03)[d]	.25	(.12)	.03	(.28)
Portfolio turnover rate (%)	28	30	24	41	47
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

Performance Summary December 31, 2006

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Returns for all periods shown for Class B shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,591	$17,045	$17,776	$19,215
	Average annual total return	25.91%	19.45%	12.19%	6.75%
MSCI EAFE® Index	Growth of $10,000	$12,634	$17,248	$20,094	$21,009
	Average annual total return	26.34%	19.93%	14.98%	7.71%
DWS International VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$12,544	$16,873	$17,510	$17,651
	Average annual total return	25.44%	19.05%	11.85%	6.07%
MSCI EAFE® Index	Growth of $10,000	$12,634	$17,248	$20,094	$19,933
	Average annual total return	26.34%	19.93%	14.98%	7.46%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 8, 1997. Index returns began on May 31, 1997.

Information About Your Portfolio's Expenses

DWS International VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,149.00	$ 1,147.50
Expenses Paid per $1,000*	$ 5.15	$ 7.31
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.42	$ 1,018.40
Expenses Paid per $1,000*	$ 4.84	$ 6.87
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	.95%	1.35%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS International VIP

International equities delivered a strong return of 26.34% in US dollar terms during 2006, as measured by the MSCI EAFE® Index. The performance of the international markets was driven by solid corporate earnings, positive economic growth, relatively accommodative global monetary policies and a high level of mergers and acquisition activity. Notably, all ten major industry sectors provided double-digit returns. In this environment, the Class A shares of the Portfolio gained 25.91% (Class A shares, unadjusted for contract charges), trailing the return of the index.

The Portfolio's return was primarily supported by stock selection in the telecommunications and consumer discretionary sectors. Within telecom, the top performer was Luxembourg-based Millicom International Cellular SA, which has operations in 17 developing countries within Asia, Latin America and Africa. A position in PT Telekomunikasi Indonesia (Indonesia) also gained ground on the strength of increased subscriber growth in its cellular division. Within consumer discretionary, Whitbread PLC (United Kingdom) — an operator of budget lodging, restaurants and fitness clubs — saw its shares hit an all-time record. Also aiding performance was Greene King PLC (United Kingdom), a U.K. brewer of beer and operator of tenanted pub houses that reported a substantial increase in its first half profits.

These advances were counterbalanced by lackluster results within the utilities and industrials sectors. With respect to the former, relative returns were crimped by the Portfolio's non-holding in a number of companies — such as Spain's Endesa — that were taken over during the year. In industrials, relative performance was hurt by mediocre results from Japan's Mitsubishi Corp. and Brazil's Gol-Linhas Aereas Inteligentes SA (ADR), which saw its shares slump following a tragic mid-air collision in September. (As of December 31, 2006, the position in Mitsubishi was sold.)

Matthias Knerr, CFA
Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS International VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	96%	99%
Cash Equivalents	3%	1%
Preferred Stocks	1%	—
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/06	12/31/05

Continental Europe	55%	50%
United Kingdom	18%	17%
Japan	17%	22%
Latin America	5%	3%
Pacific Basin	4%	5%
Australia	1%	2%
Other	—	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/06	12/31/05

Financials	33%	34%
Consumer Discretionary	16%	15%
Health Care	9%	6%
Materials	8%	7%
Information Technology	7%	6%
Consumer Staples	6%	7%
Telecommunication Services	6%	4%
Industrials	6%	8%
Energy	6%	11%
Utilities	3%	2%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 57. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS International VIP

	Shares	Value ($)

Common Stocks 95.1%
Australia 1.2%
Australia & New Zealand Banking Group Ltd. (Cost $6,733,720)	411,392	9,126,419
Austria 1.0%
Erste Bank der Oesterreichischen Sparkassen AG (Cost $6,034,363)	101,249	7,734,727
Belgium 3.5%
InBev NV	140,700	9,273,786
KBC Groep NV	89,900	11,004,523
Umicore	34,700	5,892,773
(Cost $21,929,245)		26,171,082
Brazil 3.2%
Companhia Vale do Rio Doce (ADR)	207,612	6,174,381
GOL-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	254,300	7,290,781
Petroleo Brasileiro SA (ADR)	102,300	10,535,877
(Cost $14,568,151)		24,001,039
China 0.5%
Shanghai Electric Group Co., Ltd. "H" (Cost $3,861,678)	9,387,000	3,925,805
Denmark 1.3%
Novo Nordisk AS "B" (Cost $7,923,625)	121,500	10,115,478
Finland 3.3%
Fortum Oyj	271,400	7,710,749
Nokia Oyj	374,157	7,609,501
Nokia Oyj (ADR)	82,990	1,686,357
Nokian Renkaat Oyj (a)	384,810	7,882,457
(Cost $20,374,654)		24,889,064
France 5.3%
Axa	98,841	3,985,472
Pernod Ricard SA	19,049	4,362,591
Societe Generale	87,277	14,766,655
Total SA	232,728	16,781,850
(Cost $24,335,385)		39,896,568
Germany 10.9%
BASF AG (a)	63,852	6,214,598
Bayer AG (a)	185,923	9,974,609
Commerzbank AG (a)	153,976	5,843,430
Continental AG (a)	66,120	7,686,766
Deutsche Boerse AG (a)	40,812	7,505,892
E.ON AG (a)	94,245	12,786,491
Fresenius Medical Care AG & Co. (a)	41,073	5,457,507
Hypo Real Estate Holding AG (a)	243,165	15,275,530
Merck KGaA (a)	51,339	5,320,664
Stada Arzneimittel AG (a)	106,864	6,128,189
(Cost $53,129,596)		82,193,676
Greece 3.0%
Alpha Bank AE	176,656	5,337,896
Hellenic Telecommunications Organization SA*	250,020	7,475,750
	Shares	Value ($)

National Bank of Greece SA	204,900	9,411,014
(Cost $14,069,695)		22,224,660
Hong Kong 0.8%
Esprit Holdings Ltd. (Cost $5,505,084)	530,000	5,897,344
Indonesia 0.5%
PT Telekomunikasi Indonesia (ADR) (Cost $3,701,017)	85,600	3,903,360
Ireland 1.9%
Anglo Irish Bank Corp. PLC	399,678	8,286,909
CRH PLC (b)	47,900	1,990,975
CRH PLC (b)	95,810	3,974,550
(Cost $9,348,724)		14,252,434
Italy 3.5%
Banca Italease	199,029	11,564,079
UniCredito Italiano SpA	1,683,173	14,712,485
(Cost $21,096,437)		26,276,564
Japan 16.6%
Canon, Inc.	332,450	18,829,195
Casio Computer Co., Ltd.	331,000	7,519,096
Daito Trust Construction Co., Ltd.	167,900	7,681,908
Eisai Co., Ltd.	147,000	8,083,775
Komatsu Ltd.	404,000	8,137,966
Mitsui Fudosan Co., Ltd.	504,000	12,327,237
Mizuho Financial Group, Inc.	1,296	9,270,093
ORIX Corp.	33,800	9,807,844
Shinsei Bank Ltd.	1,007,000	5,899,931
Sumitomo Corp.	568,000	8,468,843
Suzuki Motor Corp.	335,000	9,471,138
Toyota Motor Corp.	204,400	13,407,523
Yamaha Motor Co., Ltd.	199,000	6,264,605
(Cost $92,858,836)		125,169,154
Korea 1.0%
Samsung Electronics Co., Ltd. (Cost $3,284,699)	11,887	7,785,128
Luxembourg 0.9%
Millicom International Cellular SA* (Cost $3,685,990)	105,400	6,496,856
Mexico 1.6%
Fomento Economico Mexicano SA de CV (ADR)	61,800	7,153,968
Grupo Financiero Banorte SA de CV "O"	1,292,000	5,051,752
(Cost $9,303,420)		12,205,720
Netherlands 1.5%
ING Groep NV (CVA) (Cost $10,203,140)	262,113	11,615,964
Norway 1.3%
Statoil ASA (Cost $9,871,446)	363,400	9,580,645
Pakistan 0.2%
MCB Bank Ltd. (GDR) 144A (Cost $1,824,043)	102,415	1,843,470
	Shares	Value ($)

Philippines 0.5%
Philippine Long Distance Telephone Co. (ADR) (a) (Cost $3,610,648)	73,200	3,742,716
Spain 1.4%
Telefonica SA (Cost $9,178,573)	496,335	10,532,920
Sweden 4.3%
Atlas Copco AB "B"	288,000	9,296,340
Rezidor Hotel Group AB*	457,800	3,945,427
Swedish Match AB	428,500	8,007,538
Tele2 AB "B"	286,900	4,177,996
Telefonaktiebolaget LM Ericsson "B"	1,730,200	6,972,243
(Cost $27,896,376)		32,399,544
Switzerland 7.5%
Compagnie Financiere Richemont AG "A" (Unit)	174,167	10,116,144
Lonza Group AG (Registered)	63,197	5,447,327
Novartis AG (Registered)	166,767	9,583,605
Roche Holding AG (Genusschein)	62,782	11,233,025
UBS AG (Registered)	245,109	14,840,141
Xstrata PLC	107,523	5,364,631
(Cost $35,584,051)		56,584,873
Taiwan 0.6%
Hon Hai Precision Industry Co., Ltd. (Cost $1,577,739)	583,709	4,168,366
Turkey 0.4%
Turkiye Is Bankasi (Isbank) "C" (Cost $2,249,701)	641,080	2,922,057
United Kingdom 17.4%
Aviva PLC	512,279	8,224,704
BHP Billiton PLC	686,615	12,685,101
BP PLC	413,980	4,625,147
Capita Group PLC	622,228	7,393,260
Greene King PLC	418,298	9,267,405
Hammerson PLC	328,934	10,129,202
	Shares	Value ($)

Imperial Tobacco Group PLC	249,180	9,817,715
Informa PLC	463,603	5,401,783
Prudential PLC	566,439	7,737,094
Punch Taverns PLC	223,571	5,579,871
Royal Bank of Scotland Group PLC	215,541	8,376,848
Shire PLC	355,165	7,336,679
Standard Chartered PLC	269,504	7,833,188
Tesco PLC	982,154	7,761,183
Vodafone Group PLC	3,295,284	9,090,041
Whitbread PLC	286,222	9,382,466
(Cost $94,844,965)		130,641,687
Total Common Stocks (Cost $518,585,001)		716,297,320

Preferred Stocks 1.4%
Germany
Fresenius AG (a)	18,999	4,082,945
Porsche AG (a)	5,008	6,367,872
Total Preferred Stocks (Cost $7,582,433)		10,450,817

Securities Lending Collateral 11.7%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $88,072,511)	88,072,511	88,072,511

Cash Equivalents 3.0%
Cash Management QP Trust, 5.46% (e) (Cost $22,426,410)	22,426,410	22,426,410
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $636,666,355)+	111.2	837,247,058
Other Assets and Liabilities, Net	(11.2)	(84,052,068)
Net Assets	100.0	753,194,990
* Non-income producing security.
+ The cost for federal income tax purposes was $645,958,018. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $191,289,040. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $193,880,940 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,591,900.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $84,044,836 which is 11.2% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

CVA: Certificate Van Aandelen

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $526,167,434), including $84,044,836 of securities loaned	$ 726,748,137
Investment in Daily Assets Fund Institutional (cost $88,072,511)*	88,072,511
Investment in Cash Management QP Trust (cost $22,426,410)	22,426,410
Total investments in securities, at value (cost $636,666,355)	837,247,058
Cash	932,213
Foreign currency, at value (cost $2,489,044)	2,486,623
Receivable for investments sold	1,808,800
Dividends receivable	915,804
Interest receivable	115,446
Receivable for Portfolio shares sold	102,262
Foreign taxes recoverable	104,598
Due from Advisor	308,787
Other assets	17,072
Total assets	844,038,663
Liabilities
Payable for investments purchased	213,514
Payable for Portfolio shares redeemed	1,852,650
Payable upon return of securities loaned	88,072,511
Accrued management fee	449,462
Accrued distribution service fee (Class B)	10,191
Accrued shareholder service fee (Class A)	272
Accrued shareholder service fee (Class B)	62
Other accrued expenses and payables	245,011
Total liabilities	90,843,673
Net assets, at value	$ 753,194,990
Net Assets
Net assets consist of: Undistributed net investment income	10,256,171
Net unrealized appreciation (depreciation) on: Investments	200,580,703
Foreign currency related transactions	14,191
Accumulated net realized gain (loss)	(66,101,551)
Paid-in capital	608,445,476
Net assets, at value	$ 753,194,990
Class A Net Asset Value, offering and redemption price per share ($701,947,149 ÷ 52,299,023 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.42
Class B Net Asset Value, offering and redemption price per share ($51,247,841 ÷ 3,829,429 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.38
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,360,880)	$ 20,269,741
Interest	50,615
Interest — Cash Management QP Trust	915,657
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	662,732
Total Income	21,898,745
Expenses: Management fee	5,225,483
Administration fee	393,235
Custodian and accounting fees	534,668
Distribution service fee (Class B)	108,917
Shareholder service fee (Class A)	272
Shareholder service fee (Class B)	62
Record keeping fee (Class B)	63,307
Auditing	43,056
Legal	66,744
Trustees' fees and expenses	25,669
Reports to shareholders and shareholder meeting	133,626
Other	52,508
Total expenses before expense reductions	6,647,547
Expense reductions	(8,553)
Total expenses after expense reductions	6,638,994
Net investment income (loss)	15,259,751
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $9,395)	105,823,527
Foreign currency related transactions (including CPMF tax of $1,373)	(134,029)
Net increase from payments by affiliates and gain (loss) realized on a trade executed incorrectly	—
105,689,498
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign tax credit of $156,933)	32,546,949
Foreign currency related transactions	11,155
32,558,104
Net gain (loss) on investment transactions	138,247,602
Net increase (decrease) in net assets resulting from operations	$ 153,507,353

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 15,259,751	$ 8,859,774
Net realized gain (loss) on investment transactions	105,689,498	53,786,867
Net unrealized appreciation (depreciation) during the period on investment transactions	32,558,104	21,680,735
Net increase (decrease) in net assets resulting from operations	153,507,353	84,327,376
Distributions to shareholders from: Net investment income: Class A	(11,465,310)	(8,620,538)
Class B	(663,494)	(480,677)
Portfolio share transactions: Class A Proceeds from shares sold	71,568,481	58,844,328
Net assets acquired in tax-free reorganization	14,831,229	—
Reinvestment of distributions	11,465,310	8,620,538
Cost of shares redeemed	(85,718,829)	(112,841,762)
Net increase (decrease) in net assets from Class A share transactions	12,146,191	(45,376,896)
Class B Proceeds from shares sold	10,863,495	4,971,389
Net assets acquired in tax-free reorganization	6,770,201	—
Reinvestment of distributions	663,494	480,677
Cost of shares redeemed	(16,697,624)	(5,251,206)
Net increase (decrease) in net assets from Class B share transactions	1,599,566	200,860
Increase (decrease) in net assets	155,124,306	30,050,125
Net assets at beginning of period	598,070,684	568,020,559
Net assets at end of period (including undistributed net investment income of $10,256,171 and $6,301,420, respectively)	$ 753,194,990	$ 598,070,684
Other Information
Class A Shares outstanding at beginning of period	51,410,562	56,078,328
Shares sold	5,986,549	5,966,433
Shares issued in tax-free reorganization	1,133,856	—
Shares issued to shareholders in reinvestment of distributions	924,622	946,272
Shares redeemed	(7,156,566)	(11,580,471)
Net increase (decrease) in Class A shares	888,461	(4,667,766)
Shares outstanding at end of period	52,299,023	51,410,562
Class B Shares outstanding at beginning of period	3,739,529	3,699,485
Shares sold	862,789	510,934
Shares issued in tax-free reorganization	519,174	—
Shares issued to shareholders in reinvestment of distributions	53,508	52,764
Shares redeemed	(1,345,571)	(523,654)
Net increase (decrease) in Class B shares	89,900	40,044
Shares outstanding at end of period	3,829,429	3,739,529

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.85	$ 9.50	$ 8.26	$ 6.52	$ 8.05
Income (loss) from investment operations: Net investment income (loss)[a]	.28[b]	.15	.09	.09	.05
Net realized and unrealized gain (loss) on investment transactions	2.51	1.36	1.26	1.70	(1.52)
Total from investment operations	2.79	1.51	1.35	1.79	(1.47)
Less distributions from: Net investment income	(.22)	(.16)	(.11)	(.05)	(.06)
Net asset value, end of period	$ 13.42	$ 10.85	$ 9.50	$ 8.26	$ 6.52
Total Return (%)	25.91	16.17	16.53	27.75	(18.37)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	702	558	533	485	412
Ratio of expenses (%)	.98	1.02	1.04	1.05	1.03
Ratio of net investment income (loss) (%)	2.32[b]	1.59	1.05	1.32	.73
Portfolio turnover rate (%)	105	59	73	119	123
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.

Class B Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.82	$ 9.48	$ 8.24	$ 6.50	$ 8.03
Income (loss) from investment operations: Net investment income (loss)[a]	.24[c]	.12	.06	.07	.04
Net realized and unrealized gain (loss) on investment transactions	2.50	1.35	1.27	1.71	(1.53)
Total from investment operations	2.74	1.47	1.33	1.78	(1.49)
Less distributions from: Net investment income	(.18)	(.13)	(.09)	(.04)	(.04)
Net asset value, end of period	$ 13.38	$ 10.82	$ 9.48	$ 8.24	$ 6.50
Total Return (%)	25.44[b]	15.71[b]	16.24[b]	27.52	(18.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	40	35	24	8
Ratio of expenses before expense reductions (%)	1.37	1.41	1.38	1.32	1.28
Ratio of expenses after expense reductions (%)	1.36	1.37	1.35	1.32	1.28
Ratio of net investment income (loss) (%)	1.94[c]	1.24	.74	1.05	.48
Portfolio turnover rate (%)	105	59	73	119	123
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.

Performance Summary December 31, 2006

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Health Care VIP — Class A [] S&P 500® Index [] Goldman Sachs Healthcare Index

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$10,617	$12,624	$12,979	$13,823
	Average annual total return	6.17%	8.08%	5.35%	5.86%
S&P 500 Index	Growth of $10,000	$11,579	$13,470	$13,503	$12,525
	Average annual total return	15.79%	10.44%	6.19%	4.05%
Goldman Sachs Healthcare Index	Growth of $10,000	$10,542	$12,560	$12,220	$12,517
	Average annual total return	5.42%	7.89%	4.09%	4.04%
DWS Health Care VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,577	$12,477	$16,827
	Average annual total return		5.77%	7.66%	12.27%
S&P 500 Index	Growth of $10,000		$11,579	$13,470	$15,549
	Average annual total return		15.79%	10.44%	10.31%
Goldman Sachs Healthcare Index	Growth of $10,000		$10,542	$12,560	$14,985
	Average annual total return		5.42%	7.89%	9.40%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

The accompanying notes are an integral part of the financial statements.

Information About Your Portfolio's Expenses

DWS Health Care VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,093.70	$ 1,091.80
Expenses Paid per $1,000*	$ 4.75	$ 6.80
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.67	$ 1,018.70
Expenses Paid per $1,000*	$ 4.58	$ 6.56
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.90%	1.29%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

DWS Health Care VIP

During a time when the US economy was stronger than had been predicted and economically sensitive stocks such as steel and airline companies led the market, DWS Health Care VIP posted a 6.17% return for its most recent fiscal year ended December 31, 2006 (Class A shares, unadjusted for contract charges). In comparison, the S&P 500® Index returned 15.79% and the Goldman Sachs Healthcare Index returned 5.42%.

For the period, our stock selections performed especially well within specialty pharmaceuticals. Within the sector, Shire PLC (ADR) and New River Pharmaceuticals, Inc. posted strong gains based on their collaboration for the development of Vyvanse, a new product for attention-deficit/hyperactivity disorder. In addition, within the health care services sector, our stock selection in health-care-related information technology companies contributed strongly to performance. The biggest detractor from comparative performance over the period was our decision not to hold the major pharmaceutical company Merck & Co., Inc., which was up strongly. During the period, Merck won a number of court cases related to Vioxx and exceeded Wall Street's earning expectations through higher than anticipated cost reductions.

Despite the cyclical nature of the economy and the financial markets, we continue to believe that the long-term outlook for health care stocks is very positive. We believe continually advancing technologies should provide significant growth opportunities for innovative companies that develop new products to address illnesses that are not well treated. As the US population ages, we anticipate increasing demand for quality health care.

Leefin Lai, CFA, CPA
Portfolio Manager

Thomas E. Bucher, CFA
Consultant to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Goldman Sachs Healthcare Index is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%
Industry Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Pharmaceuticals	35%	35%
Health Care Services	24%	19%
Medical Supply & Specialty	19%	17%
Biotechnology	18%	23%
Life Sciences Equipment	3%	3%
Hospital Management	1%	3%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 67. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

DWS Health Care VIP

	Shares	Value ($)

Common Stocks 98.1%
Health Care 98.1%
Biotechnology 17.9%
Alexion Pharmaceuticals, Inc.*	16,200	654,317
Amgen, Inc.*	33,750	2,305,463
Amylin Pharmaceuticals, Inc.*	14,500	523,015
Arena Pharmaceuticals, Inc.*	41,200	531,892
Biogen Idec, Inc.*	28,220	1,388,142
BioMarin Pharmaceutical, Inc.*	67,500	1,106,325
Celgene Corp.*	40,000	2,301,200
Gen-Probe, Inc.*	15,400	806,498
Genentech, Inc.*	29,400	2,385,222
Genmab A/S*	18,900	1,271,368
Genzyme Corp.*	37,200	2,290,776
Gilead Sciences, Inc.*	39,100	2,538,763
Keryx Biopharmaceuticals, Inc.*	50,600	672,980
Medicines Co.*	24,500	777,140
PDL BioPharma, Inc.*	48,000	966,720
Vertex Pharmaceuticals, Inc.*	35,900	1,343,378
		21,863,199
Health Care Services 23.2%
Aetna, Inc.	38,900	1,679,702
Allscripts Healthcare Solutions, Inc.* (a)	32,500	877,175
Cardinal Health, Inc.	23,100	1,488,333
Caremark Rx, Inc.	40,300	2,301,533
Cerner Corp.*	19,100	869,050
Covance, Inc.*	25,800	1,519,878
Coventry Health Care, Inc.*	23,000	1,151,150
CVS Corp.	43,500	1,344,585
DaVita, Inc.*	19,100	1,086,408
Fresenius Medical Care AG & Co. (a)	9,129	1,213,001
HealthExtras, Inc.*	21,300	513,330
Henry Schein, Inc.*	26,400	1,293,072
IMS Health, Inc.	45,400	1,247,592
McKesson Corp.	47,400	2,403,180
Medco Health Solutions, Inc.*	31,784	1,698,537
Quality Systems, Inc.	21,900	816,213
UnitedHealth Group, Inc.	72,900	3,916,917
WellPoint, Inc.*	36,900	2,903,661
		28,323,317
Hospital Management 0.7%
Community Health Systems, Inc.*	24,600	898,392
Life Sciences Equipment 3.5%
Pharmaceutical Product Development, Inc.	56,900	1,833,318
Thermo Fisher Scientific, Inc.*	53,000	2,400,370
		4,233,688
Medical Supply & Specialty 18.3%
Advanced Medical Optics, Inc.*	18,800	661,760
Alcon, Inc.	12,400	1,385,948
ArthroCare Corp.*	24,200	966,064
Baxter International, Inc.	105,700	4,903,423
	Shares	Value ($)

Becton, Dickinson & Co.	17,900	1,255,685
C.R. Bard, Inc.	21,600	1,792,152
Cytyc Corp.*	35,300	998,990
DENTSPLY International, Inc.	35,300	1,053,705
Hologic, Inc.*	13,600	643,008
Hospira, Inc.*	34,100	1,145,078
Immucor, Inc.*	28,400	830,132
Medtronic, Inc.	33,800	1,808,638
Mentor Corp.	12,400	605,988
ResMed, Inc.*	16,900	831,818
Respironics, Inc.*	19,400	732,350
SonoSite, Inc.*	16,500	510,345
Stryker Corp.	27,000	1,487,970
Viasys Healthcare, Inc.*	24,300	676,026
		22,289,080
Pharmaceuticals 34.5%
Abbott Laboratories	53,000	2,581,630
Allergan, Inc.	8,400	1,005,816
Astellas Pharma, Inc.	47,500	2,163,418
AstraZeneca PLC	29,980	1,608,105
Bristol-Myers Squibb Co.	50,000	1,316,000
Cardiome Pharma Corp.*	58,400	651,160
Eli Lilly & Co.	44,600	2,323,660
Forest Laboratories, Inc.*	13,500	683,100
Ista Pharmaceuticals, Inc.*	44,500	315,505
Johnson & Johnson	39,900	2,634,198
Merck KGaA (a)	19,502	2,021,146
New River Pharmaceuticals, Inc.* (a)	20,400	1,116,084
Novartis AG (Registered)	71,496	4,108,663
Pfizer, Inc.	117,040	3,031,336
Roche Holding AG (Genusschein)	23,398	4,186,396
Sanofi-Aventis	33,570	3,091,240
Schering-Plough Corp.	149,100	3,524,724
Shire PLC (ADR)	21,100	1,303,136
Stada Arzneimittel AG (a)	15,000	860,185
Wyeth	67,800	3,452,377
		41,977,879
Total Common Stocks (Cost $87,603,570)		119,585,555

Securities Lending Collateral 4.3%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $5,227,942)	5,227,942	5,227,942

Cash Equivalents 1.5%
Cash Management QP Trust, 5.46% (d) (Cost $1,752,090)	1,752,090	1,752,090
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $94,583,602)+	103.9	126,565,587
Other Assets and Liabilities, Net	(3.9)	(4,699,675)
Net Assets	100.0	121,865,912
* Non-income producing security.
+ The cost for federal income tax purposes was $95,077,083. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $31,488,504. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,443,669 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,955,165.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $5,004,309 which is 4.1% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $87,603,570), including $5,004,309 of securities loaned	$ 119,585,555
Investment in Daily Assets Fund Institutional (cost $5,227,942)*	5,227,942
Investment in Cash Management QP Trust (cost $1,752,090)	1,752,090
Total investments in securities, at value (cost $94,583,602)	126,565,587
Foreign currency, at value (cost $609,140)	636,757
Receivable for investments sold	1,577,905
Dividends receivable	83,426
Interest receivable	11,888
Receivable for Portfolio shares sold	80,447
Foreign taxes recoverable	3,794
Due from Advisor	31,630
Other assets	2,943
Total assets	128,994,377
Liabilities
Payable for investments purchased	1,733,859
Payable for Portfolio shares redeemed	14,983
Payable upon return of securities loaned	5,227,942
Accrued management fee	69,002
Accrued distribution service fee (Class B)	4,450
Accrued shareholder service fee (Class A)	49
Accrued shareholder service fee (Class B)	41
Other accrued expenses and payables	78,139
Total liabilities	7,128,465
Net assets, at value	$ 121,865,912
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	31,981,985
Foreign currency related transactions	27,760
Accumulated net realized gain (loss)	6,838,831
Paid-in capital	83,017,336
Net assets, at value	$ 121,865,912
Class A Net Asset Value, offering and redemption price per share ($100,925,178 ÷ 7,330,897 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.77
Class B Net Asset Value, offering and redemption price per share ($20,940,734 ÷ 1,544,881 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.55
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $33,873)	$ 911,273
Interest	574
Interest — Cash Management QP Trust	88,588
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	53,145
Other income**	27,245
Total Income	1,080,825
Expenses: Management fee	879,239
Administration fee	71,620
Custodian and accounting fees	46,955
Distribution service fee (Class B)	54,613
Shareholder service fee (Class A)	49
Shareholder service fee (Class B)	41
Record keeping fee (Class B)	29,381
Auditing	31,378
Legal	10,672
Trustees' fees and expenses	6,959
Reports to shareholders and shareholder meeting	58,066
Other	17,589
Total expenses before expense reductions	1,206,562
Expense reductions	(1,854)
Total expenses after expense reductions	1,204,708
Net investment income (loss)	(123,883)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,430,123
Foreign currency related transactions	10,937
7,441,060
Net unrealized appreciation (depreciation) during the period on: Investments	(107,061)
Foreign currency related transactions	34,150
(72,911)
Net gain (loss) on investment transactions	7,368,149
Net increase (decrease) in net assets resulting from operations	$ 7,244,266
** Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note H).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (123,883)	$ (311,861)
Net realized gain (loss) on investment transactions	7,441,060	5,764,320
Net unrealized appreciation (depreciation) during the period on investment transactions	(72,911)	4,952,369
Net increase (decrease) in net assets resulting from operations	7,244,266	10,404,828
Distributions to shareholders from: Net realized gains: Class A	(391,880)	—
Class B	(84,353)	—
Portfolio share transactions: Class A Proceeds from shares sold	7,469,837	8,840,510
Reinvestment of distributions	391,880	—
Cost of shares redeemed	(21,696,464)	(17,288,593)
Net increase (decrease) in net assets from Class A share transactions	(13,834,747)	(8,448,083)
Class B Proceeds from shares sold	2,569,906	4,364,689
Reinvestment of distributions	84,353	—
Cost of shares redeemed	(5,647,967)	(3,728,727)
Net increase (decrease) in net assets from Class B share transactions	(2,993,708)	635,962
Increase (decrease) in net assets	(10,060,422)	2,592,707
Net assets at beginning of period	131,926,334	129,333,627
Net assets at end of period (including accumulated net investment loss of $8,982 for December 31, 2005)	$ 121,865,912	$ 131,926,334
Other Information
Class A Shares outstanding at beginning of period	8,377,800	9,070,686
Shares sold	565,517	715,380
Shares issued to shareholders in reinvestment of distributions	30,640	—
Shares redeemed	(1,643,060)	(1,408,266)
Net increase (decrease) in Class A shares	(1,046,903)	(692,886)
Shares outstanding at end of period	7,330,897	8,377,800
Class B Shares outstanding at beginning of period	1,772,301	1,720,377
Shares sold	201,649	357,712
Shares issued to shareholders in reinvestment of distributions	6,684	—
Shares redeemed	(435,753)	(305,788)
Net increase (decrease) in Class B shares	(227,420)	51,924
Shares outstanding at end of period	1,544,881	1,772,301

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 13.02	$ 12.00	$ 10.95	$ 8.19	$ 10.65
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)[b]	(.02)	(.03)	(.02)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.81	1.04	1.08	2.78	(2.43)
Total from investment operations	.80	1.02	1.05	2.76	(2.46)
Less Distributions from: Net realized gain on transactions	(.05)	—	—	—	—
Net asset value, end of period	$ 13.77	$ 13.02	$ 12.00	$ 10.95	$ 8.19
Total Return (%)	6.17[b]	8.50	9.59	33.70	(23.10)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	109	109	101	69
Ratio of expenses (%)	.89	.88	.88	.87	.91
Ratio of net investment income (loss) (%)	(.03)[b]	(.18)	(.29)	(.24)	(.38)
Portfolio turnover rate (%)	47	43	77	64	53
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.87	$ 11.91	$ 10.91	$ 8.19	$ 8.09
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)[c]	(.07)	(.08)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.79	1.03	1.08	2.79	.14
Total from investment operations	.73	.96	1.00	2.72	.10
Less Distributions from: Net realized gain on transactions	(.05)	—	—	—	—
Net asset value, end of period	$ 13.55	$ 12.87	$ 11.91	$ 10.91	$ 8.19
Total Return (%)	5.77[c]	8.06	9.17	33.21	1.24**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	23	20	11.3
Ratio of expenses (%)	1.28	1.27	1.27	1.26	1.16*
Ratio of net investment income (loss) (%)	(.42)[c]	(.57)	(.68)	(.63)	(.92)*
Portfolio turnover rate (%)	47	43	77	64	53
[a] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note H). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Series offers two classes of shares (Class A shares and Class B shares) for each of the Portfolios. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. Each Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. DWS Bond VIP may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the sovereign borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

DWS Global Opportunities VIP and DWS International VIP are subject to a 0.38% Contribuicao sobre Movimentacao Financiera ("CPMF") transaction tax which is applied to Brazilian Real exchange transactions representing capital inflows or outflows to the Brazilian market.

At December 31, 2006, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforwards Utilized ($)	Capital Loss Carryforwards ($)	Expiration Date
DWS Bond VIP	—	1,764,000	12/31/2014
DWS Growth & Income VIP	19,899,000	2,783,000 7,546,000	12/31/2009 12/31/2010
DWS Capital Growth VIP	18,448,000	82,434,000	12/31/2008
		64,244,000	12/31/2009
		138,234,000	12/31/2010
		69,353,000	12/31/2011
		28,616,000	12/31/2012
DWS Global Opportunities VIP	13,519,000	—	—
DWS International VIP	103,739,000	51,225,000	12/31/2010
		13,952,000	12/31/2011

At December 31, 2006, DWS Growth & Income VIP had a net tax basis capital loss carryforward of approximately $10,329,000 inherited from its merger with SVS Focus Value+Growth Portfolio (Note I), which is included in the table above and may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration dates which range from December 31, 2009, to December 31, 2010, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

At December 31, 2006, DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $382,881,000 including approximately $123,517,000 inherited from its mergers with the SVS Eagle Focused Large Cap Growth Portfolio and Scudder Growth Portfolio (Note I), which is included in the table above and may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration dates which range from December 31, 2008, to December 31, 2011, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, DWS Capital Growth VIP inherited approximately $35,852,000 of its capital loss carryforward from its mergers with DWS Oak Strategic Equity VIP ($1,855,000) and DWS Janus Growth Opportunities VIP ($33,997,000) (Note I), which is included in the table above and may be applied against any realized net taxable gains. The Portfolio utilized approximately $0 and $73,000 of the inherited amounts from DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, respectively, which is also included in the table above. Due to certain limitations under Sections 381-384 of the Internal Revenue Code, approximately $34,939,000 of the losses from DWS Janus Growth Opportunities VIP cannot be used by the Portfolio, and is not included in the capital loss carryfoward of $382,881,000 disclosed above.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Portfolio a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Portfolio is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Portfolio implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to each Portfolio and is not in a position at this time to estimate the significance of its impact, if any, on each Portfolio's financial statements.

Distribution of Income and Gains. Each Portfolio will declare and distribute dividends from their net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2006, the Portfolios' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
DWS Bond VIP	10,378,182	—	(1,764,000)	(191,243)
DWS Growth & Income VIP	3,670,368	4,256,339	(10,329,000)	45,143,909
DWS Capital Growth VIP	7,131,831	—	(382,881,000)	340,673,021
DWS Global Opportunities VIP	5,159,288	25,687,931	—	119,000,188
DWS International VIP	18,618,595	—	(65,177,000)	191,289,040
DWS Health Care VIP	—	7,332,312	—	31,488,504

In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
Portfolio	2006	2005	2006	2005
DWS Bond VIP	8,190,063	6,958,800	71,959	1,051,416
DWS Growth & Income VIP	2,951,248	2,545,821	—	—
DWS Capital Growth VIP	5,777,373	6,821,611	—	—
DWS Global Opportunities VIP	3,411,928	1,575,724	—	—
DWS International VIP	12,128,804	9,101,215	—	—
DWS Health Care VIP	—	—	476,233	—
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Portfolio are allocated to that Portfolio. Other Series expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Series.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Other. For each Portfolio, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations and mortgage dollar roll transactions	174,143,080	152,567,970
US Treasury Obligations	206,715,236	219,463,125
mortgage dollar roll transactions	12,963,581	13,567,016
DWS Growth & Income VIP	339,312,793	390,230,680
DWS Capital Growth VIP	168,130,063	322,459,179
DWS Global Opportunities VIP	95,272,255	117,951,684
DWS International VIP	678,035,269	699,898,622
DWS Health Care VIP	57,976,033	71,814,954

For the year ended December 31, 2006, transactions for written options were as follows for the DWS Growth & Income VIP:

	Contract Amounts	Premium ($)
Beginning of period	—	—
Options written	1,768	278,235
Options exercised	(1,094)	(67,680)
Options closed	(674)	(210,555)
Options expired	—	—
End of period	—	—

C. Related Parties

Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios.

Prior to June 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from January 1, 2006 through May 31, 2006, each Portfolio paid a monthly investment management fee, based on the average net assets of each Portfolio, accrued daily and payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
DWS Bond VIP	.475%
DWS Growth & Income VIP first $250 million of average daily net assets	.475%
next $750 million of average daily net assets	.450%
over $1 billion of average daily net assets	.425%
DWS Capital Growth VIP first $250 million of average daily net assets	.475%
next $750 million of average daily net assets	.450%
over $1 billion of average daily net assets	.425%
DWS Global Opportunities VIP	.975%
DWS International VIP first $500 million of average daily net assets	.875%
over $500 million of average daily net assets	.725%
DWS Health Care VIP first $250 million of average daily net assets	.750%
next $750 million of average daily net assets	.725%
next $1.5 billion of average daily net assets	.700%
next $2.5 billion of average daily net assets	.680%
next $2.5 billion of average daily net assets	.650%
next $2.5 billion of average daily net assets	.640%
next $2.5 billion of average daily net assets	.630%
over $12.5 billion of average daily net assets	.620%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Portfolios pay a monthly investment management fee, based on the average daily net assets of each Portfolio, accrued daily and payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
DWS Bond VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Growth & Income VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Capital Growth VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Global Opportunities VIP first $500 million of average daily net assets	.890%
next $500 million of average daily net assets	.875%
next $1 billion of average daily net assets	.860%
over $2 billion of average daily net assets	.845%
DWS International VIP first $500 million of average daily net assets	.790%
over $500 million of average daily net assets	.640%
DWS Health Care VIP first $250 million of average daily net assets	.665%
next $750 million of average daily net assets	.640%
next $1.5 billion of average daily net assets	.615%
next $2.5 billion of average daily net assets	.595%
next $2.5 billion of average daily net assets	.565%
next $2.5 billion of average daily net assets	.555%
next $2.5 billion of average daily net assets	.545%
over $12.5 billion of average daily net assets	.535%

Aberdeen Asset Management Inc., a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to DWS Bond VIP and is paid by the Advisor for its services. In addition, on June 28, 2006, the Portfolio's Board approved the transition of DIMA's management of the high yield portion of the Portfolio to the subadvisor. Effective August 31, 2006, this portion of the Portfolio is now managed by the same portfolio management team currently responsible for the core bond and active fixed income portions of the Portfolio.

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2006 to May 31, 2006 (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest and organizational and offering costs) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class A	.71%
DWS Bond VIP Class B	1.11%
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.89%
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.86%
DWS Global Opportunities VIP Class A	1.24%
DWS Global Opportunities VIP Class B	1.24%
DWS International VIP Class A	1.37%
DWS International VIP Class B	1.37%
DWS Health Care VIP Class A	.95%
DWS Health Care VIP Class B	1.35%

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from June 1, 2006 to September 30, 2006 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class A	.58%
DWS Bond VIP Class B	.95%
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.89%
DWS Capital Growth VIP Class A	.48%
DWS Capital Growth VIP Class B	.86%
DWS Global Opportunities VIP Class A	1.10%
DWS Global Opportunities VIP Class B	1.24%
DWS International VIP Class A	1.15%
DWS International VIP Class B	1.55%
DWS Health Care VIP Class A	1.14%
DWS Health Care VIP Class B	1.54%

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from October 1, 2006 to September 30, 2007 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class A	.60%
DWS Bond VIP Class B	1.00%
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.89%
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.86%
DWS Global Opportunities VIP Class A	N/A
DWS Global Opportunities VIP Class B	1.52%
DWS International VIP Class A	N/A
DWS International VIP Class B	N/A
DWS Health Care VIP Class A	1.14%
DWS Health Care VIP Class B	1.54%

Effective December 11, 2006 to April 30, 2008, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs) as follows:

Portfolio	Annual Rate
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.87%
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.86%
DWS International VIP Class A	.96%
DWS International VIP Class B	1.34%

In addition, January 1, 2006 to April 27, 2010, the Advisor has contractually agreed to waive 0.01% of the management fee for the DWS Growth & Income VIP.

Accordingly, for the year ended December 31, 2006, the Portfolios waived a portion of their management fees as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Bond VIP	910,424	90,316.38%
DWS Growth & Income VIP	1,359,770	72,977.40%
DWS Capital Growth VIP	4,272,143	325,012.38%
DWS Global Opportunities VIP	3,165,067	—	.93%
DWS International VIP	5,225,483	—	.79%
DWS Health Care VIP	879,239	—	.70%

In addition, for the year ended December 31, 2006, the Portfolios waived other expenses as follows:

Portfolio	Other Expenses Waived ($)
DWS Bond VIP Class B	192
DWS Growth & Income VIP Class B	16,383
DWS Capital Growth VIP Class B	14,943
DWS Global Opportunities VIP Class B	67,463
DWS International VIP Class B	5,550

Administrative Services Fee. Effective June 1, 2006, the Series entered into a Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, each Portfolio pays the Advisor a fee of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 to December 31, 2006, the Advisor received an Administration Fee as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2006 ($)
DWS Bond VIP	126,522	18,643
DWS Growth & Income VIP	186,676	28,068
DWS Capital Growth VIP	596,449	99,375
DWS Global Opportunities VIP	197,914	31,078
DWS International VIP	393,235	62,861
DWS Health Care VIP	71,620	10,435

Service Provider Fees. DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, was responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. In turn, DWS-SFAC had delegated certain fund accounting functions to a third-party service provider. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from January 1, 2006 to May 31, 2006, DWS-SFAC received the following fee for its services for the following Portfolios:

Portfolio	Total Aggregated ($)
DWS Bond VIP	63,430
DWS Growth & Income VIP	34,909
DWS Capital Growth VIP	69,474
DWS Global Opportunities VIP	107,325
DWS International VIP	186,914
DWS Health Care VIP	27,283

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Portfolio. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. Effective October 1, 2006, under the amended transfer agent agreement, each Portfolio is charged a fee as detailed in the Statement of Operations.

DWS Scudder Distributors, Inc. ("DWS-SDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DWS-SDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DWS-SDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the year ended December 31, 2006, the amount charged to the Portfolios by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Portfolio	Amount ($)	Unpaid at December 31, 2006 ($)
DWS Bond VIP	5,028	1,680
DWS Growth & Income VIP	5,028	1,680
DWS Capital Growth VIP	5,028	1,680
DWS Global Opportunities VIP	5,028	1,680
DWS International VIP	5,028	1,680
DWS Health Care VIP	5,028	1,680

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each portfolio in the Series for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

The DWS Bond VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may invest in emerging markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Expense Reductions

For the year ended December 31, 2006, the Advisor reimbursed the Portfolios a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider as follows:

Portfolio	Amount ($)
DWS Bond VIP	1,919
DWS Growth & Income VIP	5,783
DWS Capital Growth VIP	17,194
DWS Global Opportunities VIP	3,467
DWS International VIP	3,003
DWS Health Care VIP	1,767

In addition, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
DWS Bond VIP	593
DWS Growth & Income VIP	42
DWS Capital Growth VIP	30
DWS Health Care VIP	87

F. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

DWS Bond VIP: One participating insurance company was an owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 65%. Two participating insurance companies were owners of record each owning 79% and 21% of the total outstanding Class B shares of the Portfolio.

DWS Growth & Income VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 27%, 27% and 11%. Two participating insurance companies were owners of record, each owning 63% and 28% of the total outstanding Class B shares of the Portfolio.

DWS Capital Growth VIP: Four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 29%, 34%, 12% and 10%. Two participating insurance companies were owners of record, each owning 82% and 17% of the total outstanding Class B shares of the Portfolio.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59%, 18% and 10%. Three participating insurance companies were owners of record, each owning 65%, 20% and 15% of the total outstanding Class B shares of the Portfolio.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 31% and 20%. Two participating insurance companies were owners of record, each owning 77% and 21% of the total outstanding Class B shares of the Portfolio.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 78% and 20%. Two participating insurance companies were owners of record, each owning 75% and 25% of the total outstanding Class B shares of the Portfolio.

G. Line of Credit

The Series and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain open-end funds ("funds") in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Portfolios received from the Advisor for their settlement portion as follows:

Portfolio	Total Settlement ($)	Per Share ($)
DWS Growth & Income VIP	210,334.007
DWS Capital Growth VIP	399,942.007
DWS Global Opportunities VIP	40,401.002
DWS Health Care VIP	27,245.003

Based on the prescribed settlement order, DWS Bond VIP and DWS International VIP were not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

I. Acquisition of Assets

On April 29, 2005, the DWS Growth & Income VIP acquired all of the net assets of SVS Focus Value+Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,630,195 Class A shares and 797,917 Class B shares of the SVS Focus Value+Growth Portfolio, respectively, for 11,366,540 Class A shares and 1,191,379 Class B shares of DWS Growth & Income VIP, respectively, outstanding on April 29, 2005. SVS Focus Value+Growth Portfolio's net assets at that date of $109,496,717, including $2,627,352 of net unrealized appreciation, were combined with those of the DWS Growth & Income VIP. The aggregate net assets of the DWS Growth & Income VIP immediately before the acquisition were $196,724,411. The combined net assets of the DWS Growth & Income VIP immediately following the acquisition were $306,221,128.

On April 29, 2005, the DWS Capital Growth VIP acquired all of the net assets of Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 13,922,674 Class A shares and 864,495 Class B shares of the Scudder Growth Portfolio and 9,460,787 Class A shares and 3,575,054 Class B shares of the SVS Eagle Focused Large Cap Growth Portfolio, respectively, for 17,164,853 Class A shares and 1,066,401 Class B shares and 5,035,742 Class A shares and 1,896,817 of Class B shares of the DWS Capital Growth VIP, respectively, outstanding on April 29, 2005. Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio's net assets at that date of $275,619,467 and $104,748,174, respectively, including $53,072,812 and $4,059,393, respectively, of net unrealized appreciation, were combined with those of the DWS Capital Growth VIP. The aggregate net assets of the DWS Capital Growth VIP immediately before the acquisition were $680,032,918. The combined net assets of the DWS Capital Growth VIP immediately following the acquisition were $1,060,400,559.

On December 8, 2006, the DWS Growth & Income VIP acquired all of the net assets of DWS Large Cap Core VIP (formerly DWS Mercury Large Cap Core VIP) pursuant to a plan of reorganization approved by shareholders on October 31, 2006. The acquisition was accomplished by a tax-free exchange of 508,928 Class B shares of the DWS Large Cap Core VIP, for 509,730 Class B shares of DWS Growth & Income VIP outstanding on December 8, 2006. DWS Large Cap Core VIP's net assets at that date of $5,500,068, including $177,549 of net unrealized appreciation, were combined with those of the DWS Growth & Income VIP. The aggregate net assets of the DWS Growth & Income VIP immediately before the acquisition were $325,496,689. The combined net assets of the DWS Growth & Income VIP immediately following the acquisition were $330,996,757.

On December 8, 2006, the DWS Capital Growth VIP acquired all of the net assets of DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP), DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006. The acquisition was accomplished by a tax-free exchange of 5,327,555 Class A shares and 1,045,108 Class B shares of the DWS All Cap Growth VIP, 6,755,871 Class A shares and 2,803,513 Class B shares of the DWS Oak Strategic Equity VIP and 14,026,288 Class A shares and 1,103,968 Class B shares of the DWS Janus Growth Opportunities VIP, respectively, for 2,512,311 Class A shares and 485,020 Class B shares, 2,559,770 Class A shares and 1,051,664 Class B shares and 6,451,019 Class A shares and 503,788 of Class B shares of the DWS Capital Growth VIP, respectively, outstanding on December 8, 2006. DWS All Cap Growth VIP, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP's net assets at that date of $54,782,162, $65,971,466 and $127,170,308, respectively, including $1,437,117, $1,710,783 and $12,337,292, respectively, of net unrealized appreciation, were combined with those of the DWS Capital Growth VIP. The aggregate net assets of the DWS Capital Growth VIP immediately before the acquisition were $1,004,374,949. The combined net assets of the DWS Capital Growth VIP immediately following the acquisition were $1,252,298,885.

On December 8, 2006, the DWS International VIP acquired all of the net assets of DWS Templeton Foreign Value VIP pursuant to a plan of reorganization approved by shareholders on October 31, 2006. The acquisition was accomplished by a tax-free exchange of 1,450,307 Class A shares and 662,235 Class B shares of the DWS Templeton Foreign Value VIP, respectively, for 1,133,856 Class A shares and 519,174 Class B shares of DWS International VIP, respectively, outstanding on December 8, 2006. DWS Templeton Foreign Value VIP's net assets at that date of $21,601,430, including $761,119 of net unrealized appreciation, were combined with those of the DWS International VIP. The aggregate net assets of the DWS International VIP immediately before the acquisition were $717,923,854. The combined net assets of the DWS International VIP immediately following the acquisition were $739,525,284.

J. Payments Made by Affiliates

During the year ended December 31, 2006, the Advisor fully reimbursed DWS Bond VIP, DWS Capital Growth VIP and DWS International VIP $358, $107,923 and $32,576, respectively, for losses incurred on the disposal of investments in violation of restrictions for DWS Bond VIP and on trades executed incorrectly for DWS Capital Growth VIP and DWS International VIP. The amount of the losses were less than $0.01 of each Portfolio, thus having no impact on each Portfolio's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the six Portfolios (identified in Note A) of DWS Variable Series I (the "Series") at December 31, 2006 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
February 16, 2007

Tax Information (Unaudited)

DWS Bond VIP and DWS Health Care VIP paid distributions of $0.002 and $0.05 per share, respectively, from net long-term capital gains during its year ended December 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP designate approximately $4,682,000, $26,972,330 and $8,066,000, respectively, as capital gain dividends for its year ended December 31, 2006, of which 100% represents 15% rate gains.

For corporate shareholders of DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP, 100%, 100% and 10% of their respective income dividends paid during the Portfolios' fiscal year ended December 31, 2006, qualified for the dividends received deduction.

DWS Global Opportunities VIP and DWS International VIP paid foreign taxes of $363,987 and $1,073,486, respectively, and earned $4,137,594 and $20,248,266, respectively, of foreign source income during the year ended December 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, DWS Global Opportunities VIP and DWS International VIP designate $0.02 and $0.02 per share, respectively, as foreign taxes paid and $0.20 and $0.36 per share, respectively, as income earned from foreign sources for the year ended December 31, 2006.

For federal income tax purposes, DWS Growth and Income VIP, DWS Capital Growth VIP and DWS Health Care VIP designate $5,987,000, $12,962,000 and $1,040,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Proxy Voting

A description of the Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

DWS Bond VIP

The Fund's Trustees approved the continuation of the Fund's investment management agreement with DIMA and the sub-advisory agreement between DIMA and Aberdeen Asset Management, Inc. ("AAMI") and the sub-sub-advisory between AAMI and Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement, sub-advisory agreement and sub-sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fees paid to AAMI and Aberdeen IS are paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's, AAMI's and Aberdeen IS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement and the sub-advisory agreements, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended June 30, 2006 and has underperformed its benchmark in the five-year period ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's, AAMI's and Aberdeen IS's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement and the sub-advisory agreements, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA, AAMI and Aberdeen IS have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA, AAMI and Aberdeen IS regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, AAMI and Aberdeen IS, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement and the sub-advisory agreements and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

DWS Growth & Income VIP

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement,

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Capital Growth VIP

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in the three-year period ended June 30, 2006 and has underperformed its benchmark in the one- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Global Opportunities VIP

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has performed at a level equal to its benchmark in the three-year period ended June 30, 2006 and has underperformed its benchmark in the one- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS International VIP

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that, for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2006 and has underperformed its benchmark in the three- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Health Care VIP

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that, for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Notes

About the Portfolios' Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS1-2 (48576 2/07)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS Variable Series I has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES I

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$197,500	$128	$0	$0
2005	$194,000	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 23, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 23, 2007